PART B

STATEMENT OF ADDITIONAL INFORMATION

SUN PROTECTOR

VARIABLE UNIVERSAL LIFE POLICY

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

SUN LIFE (N.Y.) VARIABLE ACCOUNT D

September 1, 2009

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Sun Protector Variable Universal Life Insurance prospectus, dated August 28, 2009.  The prospectus is available, at no charge, by writing Sun Life Insurance and Annuity Company of New York ("the Company") at One Sun Life Executive Park, Wellesley Hills, MA  02481 or calling 1-866-702-6998.

TABLE OF CONTENTS

THE COMPANY AND THE VARIABLE ACCOUNT
CUSTODIAN
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DISTRIBUTION AND UNDERWRITING OF POLICY
THE POLICY
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT D
FINANCIAL STATEMENTS OF THE COMPANY

THE COMPANY AND THE VARIABLE ACCOUNT

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life Insurance and Annuity Company of New York.  Sun Life Financial ultimately controls Sun Life Insurance and Annuity Company of New York through the following intervening companies: Sun Life Assurance Company of Canada (U.S.), Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments Inc.

Sun Life Insurance and Annuity Company of New York is a stock life insurance company incorporated under the laws of New York on May 25, 1983.  Sun Life (N.Y.) Variable Account D was established on April 24, 2003 pursuant to a resolution of our Board of Directors.  The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act")  as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Variable Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account will be fully funded at all times for purposes of Federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Insurance and Annuity Company of New York included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 14, 2009, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the Company changing its method of accounting for certain assets and liabilities to a fair value measurement approach required by accounting guidance adopted on January 1, 2008, and changing its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life (N.Y.) Variable Account D that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 24, 2009, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 90% of the first Policy Year’s Target Premium plus 3% of the premium in excess of Target Premium.  Target Premium varies based on the Insured's age, sex and rating class.  Commissions will not exceed 3% of the premium received in Policy Years 2-10 and 2% of the premium received thereafter.  If a Surrender Charge Modification Rider is attached to the Policy, commissions will not exceed 31.5% of Target Premium received in Policy Years 1-3, 3% of premium received in Policy Years 4-10 and 2% of premium received thereafter.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

In 2007 and 2008, Clarendon retained no commissions in connection with the distribution of the Policies.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (or medical) underwriting basis.  We may require medical examinations and further information before the proposed application is approved.   Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  A Policy cannot be issued until the underwriting process has been completed to our satisfaction.  We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.  The cost of insurance charges are based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table.

Premium Expense Charge.   We will deduct a Premium Expense Charge from each premium payment upon receipt.  Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations.

The remainder of the Premium Expense Charge is as sales load used for agent compensation and other issue costs.  For all Policy Years, the maximum Premium Expense Charge is 7.50%.  Currently, the Premium Expense Charge for Policy Years 11 and thereafter is 3.5%.

Increase in Face Amount.  After the first policy anniversary, you may request an increase in the Specified Face Amount (“SFA”) or Supplemental Insurance Amount (“SIA”).  You must provide satisfactory evidence of the Insured's insurability.  Once requested, an increase will become effective at the next policy anniversary following our approval of your request.  The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the SFA and SIA other than increases caused by changes in the death benefit option, the cost of insurance charge and monthly expense charge is determined separately for the initial SFA and SIA and each increase in SFA and SIA.  The cost of insurance charges and monthly expense charges applicable to an increase in SFA and SIA may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  In calculating the net amount at risk, your Account Value will first be allocated to the initial SFA and then to the SIA and then to each increase in the SFA or SIA in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Insurance and Annuity Company of New York are included in this Statement of Additional Information.  The consolidated financial statements of Sun Life Insurance and Annuity Company of New York are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Sun Life (N.Y.) Variable Account D and the Board of Directors of Sun Life Insurance and Annuity Company of New York (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of AIM V.I. International Growth Fund Sub-Account, Alger American Mid Cap Growth Portfolio Sub-Account, AllianceBernstein VPS Growth and Income Portfolio Sub-Account, Delaware VIP Growth Opportunities Series Sub-Account, Dreyfus MidCap Stock Portfolio Sub-Account, Fidelity VIP Index 500 Portfolio Sub-Account, Fidelity VIP Money Market Portfolio Sub-Account, Fidelity VIP Contrafund Portfolio Sub-Account, Fidelity VIP Overseas Portfolio Sub-Account, Fidelity VIP Growth Portfolio Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund Sub-Account, Goldman Sachs Structured US Equity Fund Sub-Account, Goldman Sachs Mid Cap Value Fund Sub-Account, Lord Abbett Growth & Income Portfolio Sub-Account, Lord Abbett Mid Cap Value Portfolio Sub-Account, MFS Government Securities Portfolio Sub-Account, MFS High Yield Portfolio Sub-Account, MFS Massachusetts Investors Growth Stock Portfolio Sub-Account, MFS Blended Research Core Equity Portfolio Sub-Account, MFS New Discovery Portfolio Sub-Account, MFS Total Return Portfolio Sub-Account, MFS Utilities Portfolio Sub-Account, MFS Value Portfolio Sub-Account, Oppenheimer Capital Appreciation Fund Sub-Account, PIMCO VIT High Yield Portfolio Sub-Account, PIMCO VIT Low Duration Portfolio Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Sub-Account, PIMCO VIT Real Return Portfolio Sub-Account, PIMCO VIT Total Return Portfolio Sub-Account, DWS Small Cap Index VIP Sub-Account, DWS Dreman Small Mid Cap Value VIP Sub-Account, Sun Capital Investment Grade Bond Fund Sub-Account, Sun Capital Global Real Estate Fund Sub-Account, Sun Capital WMC Blue Chip Mid Cap Fund Sub-Account, Sun Capital Davis Venture Value Fund Sub-Account, Sun Capital Oppenheimer Main Street Small Cap Fund Sub-Account, Sun Capital Large Cap Core Fund Sub-Account, T.Rowe Price Blue Chip Growth Portfolio Sub-Account, and Van Kampen LIT Growth & Income Portfolio Sub-Account of Sun Life (N.Y.) Variable Account D (collectively the "Sub-Accounts"), as of December 31, 2008, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the asset managers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2008, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 24, 2009

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

Assets
Investments at fair value:	Shares	Cost	Value
AIM Variable Insurance Funds, Inc.
V.I. International Growth Fund Sub-Account (AI4)	1,262	$41,641	$24,593
The Alger American Fund
Mid Cap Growth Portfolio Sub-Account (AL4)	4,506	83,767	31,719
AllianceBernstein Variable Product Series Fund, Inc.
Growth and Income Portfolio Sub-Account (AN3)	3,080	69,900	39,942
Delaware VIP Trust
Delaware VIP Growth Opportunities Series Sub-Account (DGO)	893	18,813	10,008
Dreyfus Investment Portfolios
MidCap Stock Portfolio Sub-Account (DMC)	6,238	97,046	48,969
DWS Investments VIT Funds
DWS Small Cap Index VIP Sub-Account (SSC)	2,424	33,783	20,896
DWS Variable Series II
DWS Dreman Small Cap Value Portfolio Sub-Account (SCV)	2,873	42,384	22,782
Fidelity Variable Insurance Products Fund
Money Market Portfolio Sub-Account (FL5)	149,511	149,511	149,511
Overseas Portfolio Sub-Account (FL7)	9,628	165,021	116,696
Growth Portfolio Sub-Account (FL8)	1,011	31,875	23,739
Fidelity Variable Insurance Products Fund III
Index 500 Portfolio Sub-Account (FL4)	885	122,202	87,563
Contrafund Portfolio Sub-Account (FL6)	2,873	62,375	44,044
Franklin Templeton Variable Insurance Products Trust
Templeton Foreign Securities Fund Sub-Account (FTI)	6,387	102,579	68,719
Templeton Growth Securities Fund Sub-Account (FTG)	36	334	294
Goldman Sachs Variable Insurance Trust
VIT Structured US Equity Fund Sub-Account (GS3)	4,199	52,019	33,548
Mid Cap Value Fund Sub-Account (GS8)	6	91	50
Lord Abbett Series Fund, Inc.
Growth & Income Portfolio Sub-Account (LA1)	637	17,751	11,003
Mid Cap Value Portfolio Sub-Account (LA2)	1,988	38,711	20,895
MFS Variable Insurance Trust II
MFS Government Securities Portfolio Sub-Account (GSS)	2,137	26,954	28,269
MFS High Yield Portfolio Sub-Account (HYS)	11,530	71,792	48,888
MFS Massachusetts Investors Growth Stock Portfolio Sub-Account (MIS)	930	9,657	6,791
MFS Blended Research Core Equity Portfolio Sub-Account (MIT)	20	638	460
MFS New Discovery Portfolio Sub-Account (NWD)	19	234	160
MFS Total Return Portfolio Sub-Account (TRS)	630	11,137	8,708
MFS Utilities Portfolio Sub-Account (UTS)	94	2,116	1,458
MFS Value Portfolio Sub-Account (MVS)	5,194	72,876	55,571
Oppenheimer Variable Account Funds
Capital Appreciation Fund Sub-Account (OCF)	171	7,253	4,394
PIMCO Variable Insurance Trust
High Yield Portfolio Sub-Account (PHY)	2,692	21,661	15,237
Low Duration Portfolio Sub-Account (PLD)	19,457	196,661	188,341
Emerging Markets Bond Portfolio Sub-Account (PMB)	9,482	124,790	97,850
Real Return Porfolio Sub-Account (PRR)	1,260	15,885	14,182
Total Return Portfolio Sub-Account (PTR)	7,161	74,232	73,832

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

Investments at fair value (continued):	Shares	Cost	Value
Sun Capital Advisers Trust
Sun Capital Investment Grade Bond Fund Sub-Account (SC2)	3,040	$29,770	$23,832
Sun Capital Global Real Estate Fund Sub-Account (SC3)	3,660	69,805	32,902
SC WMC Blue Chip Mid Cap Fund Sub-Account (SC5)	3,868	70,706	36,051
SC Davis Venture Value Fund Sub-Account (SC7)	3,005	34,478	25,058
SC Oppenheimer Main Street Small Cap Fund Sub-Account (SCB)	1,215	10,701	9,402
SC Oppenheimer Large Cap Core Fund Sub-Account (SCM)	-	-	-
T. Rowe Price Equity Series, Inc.
T.Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	7,778	79,280	52,735
Van Kampen Life Insurance Trust
LIT Growth & Income Portfolio Sub-Account (VGI)	35	635	480

Total investments		2,061,064	1,479,572

Total assets		$2,061,064	$1,479,572

Liabilities
Payable to sponsor			$-

Total liabilities			$-

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

Net Assets	Units	Value
AIM Variable Insurance Funds, Inc.
AI4	2,076	$24,593
The Alger American Fund
AL4	3,799	31,719
AllianceBernstein Variable Product Series Fund, Inc.
AN3	5,091	39,942
Delaware VIP Trust
DGO	1,008	10,008
Dreyfus Investment Portfolios
DMC	5,695	48,969
DWS Investments VIT Funds
SSC	1,466	20,896
DWS Variable Series II
SCV	1,975	22,782
Fidelity Variable Insurance Products Fund
FL5	12,128	149,511
FL7	12,058	116,696
FL8	3,900	23,739
Fidelity Variable Insurance Products Fund III
FL4	11,255	87,563
FL6	4,019	44,044
Franklin Templeton Variable Insurance Products Trust
FTI	4,539	68,719
FTG	23	294
Goldman Sachs Variable Insurance Trust
GS3	4,423	33,548
GS8	5	50
Lord Abbett Series Fund, Inc.
LA1	1,183	11,003
LA2	2,328	20,895
MFS Variable Insurance Trust II
GSS	1,878	28,269
HYS	4,563	48,888
MIS	1,069	6,791
MIT	58	460
NWD	24	160
TRS	768	8,708
UTS	113	1,458
MVS	5,107	55,571
Oppenheimer Variable Account Funds
OCF	552	4,394
PIMCO Variable Insurance Trust
PHY	1,157	15,237
PLD	16,679	188,341
PMB	5,190	97,850
PRR	1,118	14,182
PTR	5,389	73,832

Continued on next page

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2008

Net Assets	Units	Value
Sun Capital Advisers Trust
SC2	1,917	$23,832
SC3	2,141	32,902
SC5	2,933	36,051
SC7	2,782	25,058
SCB	960	9,402
SCM	-	-
T. Rowe Price Equity Series, Inc.
TBC	6,037	52,735
Van Kampen Life Insurance Trust
VGI	46	480
Total net assets		$1,479,572

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

	AI4	AL4	AN3
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$190	$91	$869

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(520)	$(1,936)	$(2,069)
Realized gain distributions	461	18,943	8,965
Net realized (losses) gains	$(59)	$17,007	$6,896

Net change in unrealized appreciation/ depreciation	$(17,116)	$(61,694)	$(33,929)

Net realized and change in unrealized losses	$(17,175)	$(44,687)	$(27,033)

Decrease in net assets from operations	$(16,985)	$(44,596)	$(26,164)

	DGO	DMC	SSC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$-	$619	$332

Net realized and unrealized losses:
Net realized losses on sale of fund shares	$(221)	$(3,553)	$(539)
Realized gain distributions	1,732	10,025	2,542
Net realized gains	$1,511	$6,472	$2,003

Net change in unrealized appreciation/ depreciation	$(8,470)	$(39,282)	$(12,695)

Net realized and change in unrealized losses	$(6,959)	$(32,810)	$(10,692)

Decrease in net assets from operations	$(6,959)	$(32,191)	$(10,360)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	SCV	FL5	FL7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$647	$4,700	$4,432

Net realized and unrealized losses:
Net realized losses on sale of fund shares	$(8,138)	$-	$(320)
Realized gain distributions	15,837	-	13,659
Net realized gains	$7,699	$-	$13,339

Net change in unrealized appreciation/ depreciation	$(20,750)	$-	$(79,005)

Net realized and change in unrealized losses	$(13,051)	$-	$(65,666)

(Decrease) increase in net assets from operations	$(12,404)	$4,700	$(61,234)

	FL8	FL4	FL6
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$269	2,518	$570

Net realized and unrealized losses:
Net realized gains (losses) on sale of fund shares	$105	318	$(1,875)
Realized gain distributions	-	1,046	814
Net realized gains (losses)	$105	1,364	$(1,061)

Net change in unrealized appreciation/ depreciation	$(22,156)	(48,856)	$(14,279)

Net realized and change in unrealized losses	$(22,051)	(47,492)	$(15,340)

Decrease net assets from operations	$(21,782)	(44,974)	$(14,770)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	FTI	FTG	GS3
	Sub-Account	Sub-Account [1]	Sub-Account
Income:
Dividend income	$2,242	3	$749

Net realized and change in unrealized losses:
Net realized gains (losses) on sale of fund shares	$258	(37)	$(523)
Realized gain distributions	9,175	10	420
Net realized gains (losses)	$9,433	(27)	$(103)

Net change in unrealized appreciation/ depreciation	$(57,958)	(40)	$(20,456)

Net realized and change in unrealized losses	$(48,525)	(67)	$(20,559)

Decrease in net assets from operations	$(46,283)	(64)	$(19,810)

	GS8	LA1	LA2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1	$227	$379

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(13)	$(345)	$(3,065)
Realized gain distributions	-	53	1,266
Net realized losses	$(13)	$(292)	$(1,799)

Net change in unrealized appreciation/ depreciation	$(22)	$(5,970)	$(12,934)

Net realized and unrealized losses	$(35)	$(6,262)	$(14,733)

Decrease in net assets from operations	$(34)	$(6,035)	$(14,354)

1 For the period January 7, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	GSS	HYS	MIS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,287	$5,322	$9

Net realized and change in unrealized gains (losses):
Net realized losses on sale of fund shares	$(149)	$(2,598)	$(54)
Realized gain distributions	-	-	-
Net realized losses	$(149)	$(2,598)	$(54)

Net change in unrealized appreciation/ depreciation	$986	$(20,917)	$(2,849)

Net realized and change in unrealized gains (losses)	$837	$(23,515)	$(2,903)

Increase (decrease) in net assets from operations	$2,124	$(18,193)	$(2,894)

	MIT	NWD	TRS
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$8	$-	$160

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(5)	$(37)	$(121)
Realized gain distributions	-	26	338
Net realized (losses) gains	$(5)	$(11)	$217

Net change in unrealized appreciation/ depreciation	$(205)	$(67)	$(2,314)

Net realized and change in unrealized losses	$(210)	$(78)	$(2,097)

Decrease in net assets from operations	$(202)	$(78)	$(1,937)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	UTS	MVS	OCF
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$19	$1,016	$9

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(92)	$(1,554)	$(39)
Realized gain distributions	171	8,516	-
Net realized gains (losses)	$79	$6,962	$(39)

Net change in unrealized appreciation/ depreciation	$(757)	$(26,490)	$(3,116)

Net realized and unrealized losses	$(678)	$(19,528)	$(3,155)

Decrease in net assets from operations	$(659)	$(18,512)	$(3,146)

	PHY	PLD	PMB
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,431	$7,767	$6,976

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(172)	$(482)	$(591)
Realized gain distributions	51	3,107	5,131
Net realized (losses) gains	$(121)	$2,625	$4,540

Net change in unrealized appreciation/ depreciation	$(6,026)	$(11,169)	$(27,259)

Net realized and unrealized losses	$(6,147)	$(8,544)	$(22,719)

Decrease in net assets from operations	$(4,716)	$(777)	$(15,743)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	PRR	PTR	SC2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$336	$3,026	$1,486

Net realized and change in unrealized (losses) gains:
Net realized gains (losses) on sale of fund shares	$7	$(88)	$(269)
Realized gain distributions	22	1,401	-
Net realized gains (losses)	$29	$1,313	$(269)

Net change in unrealized appreciation/ depreciation	$(1,934)	$(1,109)	$(4,691)

Net realized and unrealized (losses) gains	$(1,905)	$204	$(4,960)

(Decrease) increase in net assets from operations	$(1,569)	$3,230	$(3,474)

	SC3	SC5	SC7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,302	$86	$284

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(1,748)	$(1,295)	$15
Realized gain distributions	5,054	10,154	328
Net realized gains	$3,306	$8,859	$343

Net change in unrealized appreciation/ depreciation	$(31,326)	$(28,845)	$(16,288)

Net realized and unrealized losses	$(28,020)	$(19,986)	$(15,945)

Decrease in net assets from operations	$(26,718)	$(19,900)	$(15,661)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2008

	SCB	SCM	TBC
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$11	$-	$78

Net realized and change in unrealized losses:
Net realized (losses) gains on sale of fund shares	$(623)	$(386)	$613
Realized gain distributions	154	5	-
Net realized (losses) gains	$(469)	$(381)	$613

Net change in unrealized appreciation/ depreciation	$(511)	$133	$(38,617)

Net realized and unrealized losses	$(980)	$(248)	$(38,004)

Decrease in net assets from operations	$(969)	$(248)	$(37,926)

	VGI
	Sub-Account
Income:
Dividend income	$8

Net realized and change in unrealized losses:
Net realized losses on sale of fund shares	$(26)
Realized gain distributions	14
Net realized losses	$(12)

Net change in unrealized appreciation/ depreciation	$(166)

Net realized and unrealized losses	$(178)

Decrease in net assets from operations	$(170)

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AI4		AL4
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$190	$169	$91	$-
Net realized (losses) gains	(59)	122	17,007	4,421
Net change in unrealized
appreciation/ depreciation	(17,116)	12	(61,694)	8,897
(Decrease) increase in net assets
from operations	$(16,985)	$303	$(44,596)	$13,318

Contract Owner Transactions:
Purchase payments received	$2,584	$419	$680	$364
Net transfers between Sub-Accounts
and/ or Fixed Account	(968)	41,740	1,744	36,167
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(220)	(128)	(338)	(290)
Charges for life insurance protection
and monthly administration charge	(1,518)	(893)	(2,473)	(1,710)
(Decrease) increase in net assets from
contract owner transactions	$(122)	$41,138	$(387)	$34,531

(Decrease) increase in net assets	$(17,107)	$41,441	$(44,983)	$47,849

Net Assets:
Beginning of year	$41,700	$259	$76,702	$28,853
End of year	$24,593	$41,700	$31,719	$76,702

Unit Transactions:
Beginning of year	2,099	15	3,826	1,893
Purchased	487	22	47	19
Transferred between Sub-Accounts
and/ or Fixed Account	(182)	2,113	122	2,026
Withdrawn, surrendered, and redeemed
for contract charges	(328)	(51)	(196)	(112)
End of year	2,076	2,099	3,799	3,826

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	AN3		DGO
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007 [1]
Operations:
Net investment income	$869	$662	$-	$-
Net realized gains (losses)	6,896	3,371	1,511	(5)
Net change in unrealized
appreciation/ depreciation	(33,929)	(1,665)	(8,470)	(335)
(Decrease) increase in net assets
from operations	$(26,164)	$2,368	$(6,959)	$(340)

Contract Owner Transactions:
Purchase payments received	$12,188	$10,046	$-	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	-	1,028	-	18,053
Withdrawals and surrenders	(2,648)	(359)	-	-
Mortality and expense risk charges	(361)	(362)	(91)	(54)
Charges for life insurance protection
and monthly administration charge	(4,247)	(4,249)	(418)	(183)
Increase (decrease) in net assets from
contract owner transactions	$4,932	$6,104	$(509)	$17,816

(Decrease) increase in net assets	$(21,232)	$8,472	$(7,468)	$17,476

Net Assets:
Beginning of year	$61,174	$52,702	$17,476	$-
End of year	$39,942	$61,174	$10,008	$17,476

Unit Transactions:
Beginning of year	4,624	4,178	1,046	-
Purchased	1,154	759	-	-
Transferred between Sub-Accounts
and/ or Fixed Account	-	67	-	1,061
Withdrawn, surrendered, and redeemed
for contract charges	(687)	(380)	(38)	(15)
End of year	5,091	4,624	1,008	1,046

[1] For the period May 1, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	DMC		SSC
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$619	$278	$332	$155
Net realized gains	6,472	7,615	2,003	1,962
Net change in unrealized
appreciation/ depreciation	(39,282)	(7,339)	(12,695)	(2,957)
(Decrease) increase in net assets
from operations	$(32,191)	$554	$(10,360)	$(840)

Contract Owner Transactions:
Purchase payments received	$12,653	$13,114	$7,152	$5,660
Net transfers between Sub-Accounts
and/ or Fixed Account	5,853	(1,879)	349	1,293
Withdrawals and surrenders	(2,268)	(495)	(1,212)	(219)
Mortality and expense risk charges	(437)	(434)	(163)	(158)
Charges for life insurance protection
and monthly administration charge	(5,502)	(5,406)	(2,814)	(2,541)
Increase in net assets from
contract owner transactions	$10,299	$4,900	$3,312	$4,035

(Decrease) increase in net assets	$(21,892)	$5,454	$(7,048)	$3,195

Net Assets:
Beginning of year	$70,861	$65,407	$27,944	$24,749
End of year	$48,969	$70,861	$20,896	$27,944

Unit Transactions:
Beginning of year	4,910	4,600	1,287	1,115
Purchased	965	859	385	245
Transferred between Sub-Accounts
and/ or Fixed Account	446	(127)	19	55
Withdrawn, surrendered, and redeemed
for contract charges	(626)	(422)	(225)	(128)
End of year	5,695	4,910	1,466	1,287

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SCV		FL5
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$647	$394	$4,700	$7,930
Net realized gains	7,699	5,983	-	-
Net change in unrealized
appreciation/ depreciation	(20,750)	(5,145)	-	-
(Decrease) increase in net assets
from operations	$(12,404)	$1,232	$4,700	$7,930

Contract Owner Transactions:
Purchase payments received	$2,485	$2,070	$36,468	$86,144
Net transfers between Sub-Accounts
and/ or Fixed Account	(5,466)	420	(43)	(21,862)
Withdrawals and surrenders			(8,031)	(5)
Mortality and expense risk charges	(193)	(215)	(3,751)	(1,005)
Charges for life insurance protection
and monthly administration charge	(1,809)	(1,558)	(50,715)	(47,032)
(Decrease) increase in net assets from
contract owner transactions	$(4,983)	$717	$(26,072)	$16,240

(Decrease) increase in net assets	$(17,387)	$1,949	$(21,372)	$24,170

Net Assets:
Beginning of year	$40,169	$38,220	$170,883	$146,713
End of year	$22,782	$40,169	$149,511	$170,883

Unit Transactions:
Beginning of year	2,318	2,273	14,269	12,875
Purchased	171	121	2,995	7,383
Transferred between Sub-Accounts
and/ or Fixed Account	(376)	24	(4)	(1,882)
Withdrawn, surrendered, and redeemed
for contract charges	(138)	(100)	(5,132)	(4,107)
End of year	1,975	2,318	12,128	14,269

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FL7		FL8
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$4,432	$4,034	$269	$261
Net realized gains	13,339	10,737	105	446
Net change in unrealized
appreciation/ depreciation	(79,005)	4,679	(22,156)	9,427
(Decrease) increase in net assets
from operations	$(61,234)	$19,450	$(21,782)	$10,134

Contract Owner Transactions:
Purchase payments received	$37,936	$16,247	$-	$181
Net transfers between Sub-Accounts
and/ or Fixed Account	14,972	(564)	682	-
Withdrawals and surrenders	(3,390)	(695)	-	-
Mortality and expense risk charges	(641)	(633)	(253)	(298)
Charges for life insurance protection
and monthly administration charge	(10,262)	(8,536)	(1,824)	(1,571)
Increase (decrease) in net assets from
contract owner transactions	$38,615	$5,819	$(1,395)	$(1,688)

(Decrease) increase in net assets	$(22,619)	$25,269	$(23,177)	$8,446

Net Assets:
Beginning of year	$139,315	$114,046	$46,916	$38,470
End of year	$116,696	$139,315	$23,739	$46,916

Unit Transactions:
Beginning of year	8,081	7,753	4,067	4,231
Purchased	3,907	996	-	18
Transferred between Sub-Accounts
and/ or Fixed Account	1,542	(60)	82	-
Withdrawn, surrendered, and redeemed
for contract charges	(1,472)	(608)	(249)	(182)
End of year	12,058	8,081	3,900	4,067

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FL4		FL6
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$2,518	$3,842	$570	$278
Net realized gains (losses)	1,364	1,812	(1,061)	8,627
Net change in unrealized
appreciation/depreciation	(48,856)	(424)	(14,279)	(3,847)
(Decrease) increase in net assets
from operations	$(44,974)	$5,230	$(14,770)	$5,058

Contract Owner Transactions:
Purchase payments received	$18,393	$19,597	$14,054	$2,720
Net transfers between Sub-Accounts
and/or Fixed Account	13,561	(2,648)	12,813	161
Withdrawals and surrenders	(6,267)	(679)	-	-
Mortality and expense risk charges	(641)	(653)	(188)	(182)
Charges for life insurance protection
and monthly administration charge	(8,282)	(8,275)	(2,484)	(1,359)
Increase in net assets from
contract owner transactions	$16,764	$7,342	$24,195	$1,340

(Decrease) increase in net assets	$(28,210)	$12,572	$9,425	$6,398

Net Assets:
Beginning of year	$115,773	$103,201	$34,619	$28,221
End of year	$87,563	$115,773	$44,044	$34,619

Unit Transactions:
Beginning of year	9,366	8,794	1,813	1,736
Purchased	2,073	1,576	1,282	155
Transferred between Sub-Accounts
and/or Fixed Account	1,528	(223)	1,168	8
Withdrawn, surrendered, and redeemed
for contract charges	(1,712)	(781)	(244)	(86)
End of year	11,255	9,366	4,019	1,813
The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	FTI		FTG
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008 [2]	2007
Operations:
Net investment income	$2,242	$1,964	$3	$-
Net realized gains (losses)	9,433	6,434	(27)	-
Net change in unrealized
appreciation/ depreciation	(57,958)	5,686	(40)	-
(Decrease) increase in net assets
from operations	$(46,283)	$14,084	$(64)	$-

Contract Owner Transactions:
Purchase payments received	$14,901	$13,790	$240	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	244	1,938	244	-
Withdrawals and surrenders	(2,893)	(364)	-	-
Mortality and expense risk charges	(503)	(517)	(1)	-
Charges for life insurance protection
and monthly administration charge	(6,769)	(6,201)	(125)	-
Increase in net assets from
contract owner transactions	$4,980	$8,646	$358	$-

(Decrease) increase in net assets	$(41,303)	$22,730	$294	$-

Net Assets:
Beginning of year	$110,022	$87,292	$-	$-
End of year	$68,719	$110,022	$294	$-

Unit Transactions:
Beginning of year	4,333	3,969	-	-
Purchased	616	590	15	-
Transferred between Sub-Accounts
and/ or Fixed Account	10	72	16	-
Withdrawn, surrendered, and redeemed
for contract charges	(420)	(298)	(8)	-
End of year	4,539	4,333	23	-

[2] For the period January 7, 2008 (commencement of operations) through December 31, 2008.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	GS3		GS8
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$749	$557	$1	$1
Net realized (losses) gains	(103)	4,338	(13)	20
Net change in unrealized
appreciation/ depreciation	(20,456)	(5,797)	(22)	(15)
(Decrease) increase in net assets
from operations	$(19,810)	$(902)	$(34)	$6

Contract Owner Transactions:
Purchase payments received	$3,818	$517	$-	$-
Net transfers between Sub-Accounts
and/ or Fixed Account	2,921	5,264	-	1
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(295)	(300)	(1)	(1)
Charges for life insurance protection
and monthly administration charge	(2,932)	(2,304)	(43)	(58)
Increase (decrease) in net assets from
contract owner transactions	$3,512	$3,177	$(44)	$(58)

(Decrease) increase in net assets	$(16,298)	$2,275	$(78)	$(52)

Net Assets:
Beginning of year	$49,846	$47,571	$128	$180
End of year	$33,548	$49,846	$50	$128

Unit Transactions:
Beginning of year	4,140	3,887	8	11
Purchased	308	42	-	-
Transferred between Sub-Accounts
and/ or Fixed Account	235	420	-	-
Withdrawn, surrendered, and redeemed
for contract charges	(260)	(209)	(3)	(3)
End of year	4,423	4,140	5	8

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	LA1		LA2
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$227	$136	$379	$172
Net realized (losses) gains	(292)	845	(1,799)	5,179
Net change in unrealized
appreciation/ depreciation	(5,970)	(922)	(12,934)	(5,399)
(Decrease) increase in net assets
from operations	$(6,035)	$59	$(14,354)	$(48)

Contract Owner Transactions:
Purchase payments received	$4,808	$3,224	$5,366	$1,892
Net transfers between Sub-Accounts
and/ or Fixed Account	2,926	5,902	(5,257)	4,691
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(90)	(49)	(208)	(214)
Charges for life insurance protection
and monthly administration charge	(1,437)	(1,076)	(2,214)	(1,712)
Increase (decrease) in net assets from
contract owner transactions	$6,207	$8,001	$(2,313)	$4,657

Increase (decrease) in net assets	$172	$8,060	$(16,667)	$4,609

Net Assets:
Beginning of year	$10,831	$2,771	$37,562	$32,953
End of year	$11,003	$10,831	$20,895	$37,562

Unit Transactions:
Beginning of year	740	196	2,538	2,240
Purchased	343	224	487	124
Transferred between Sub-Accounts
and/ or Fixed Account	209	396	(477)	299
Withdrawn, surrendered, and redeemed
for contract charges	(109)	(76)	(220)	(125)
End of year	1,183	740	2,328	2,538

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	GSS		HYS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$1,287	$891	$5,322	$4,630
Net realized losses	(149)	(51)	(2,598)	(262)
Net change in unrealized
appreciation/ depreciation	986	536	(20,917)	(3,222)
Increase (decrease) in net assets
from operations	$2,124	$1,376	$(18,193)	$1,146

Contract Owner Transactions:
Purchase payments received	$7,836	$2,061	$11,599	$3,805
Net transfers between Sub-Accounts
and/ or Fixed Account	533	3,306	355	1,630
Withdrawals and surrenders	(2,738)	(5)	(5,414)	(11)
Mortality and expense risk charges	(135)	(125)	(375)	(411)
Charges for life insurance protection
and monthly administration charge	(1,621)	(981)	(3,654)	(2,980)
Increase in net assets from
contract owner transactions	$3,875	$4,256	$2,511	$2,033

Increase (decrease) in net assets	$5,999	$5,632	$(15,682)	$3,179

Net Assets:
Beginning of year	$22,270	$16,638	$64,570	$61,391
End of year	$28,269	$22,270	$48,888	$64,570

Unit Transactions:
Beginning of year	1,606	1,286	4,238	4,107
Purchased	551	157	1,501	248
Transferred between Sub-Accounts
and/ or Fixed Account	37	247	46	105
Withdrawn, surrendered, and redeemed
for contract charges	(316)	(84)	(1,222)	(222)
End of year	1,878	1,606	4,563	4,238

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	MIS		MIT
	Sub-Account		Sub-Account
	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007 [1]	2008	2007
Operations:
Net investment income	$9	$-	$8	$6
Net realized (losses) gains	(54)	-	(5)	19
Net change in unrealized
appreciation/ depreciation	(2,849)	(17)	(205)	(2)
(Decrease) increase in net assets
from operations	$(2,894)	$(17)	$(202)	$23

Contract Owner Transactions:
Purchase payments received	$1,895	$-	$243	$328
Net transfers between Sub-Accounts
and/ or Fixed Account	6,235	1,818	-	-
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(19)	(2)	(3)	(3)
Charges for life insurance protection
and monthly administration charge	(202)	(23)	(106)	(110)
Increase in net assets from
contract owner transactions	$7,909	$1,793	$134	$215

Increase (decrease) in net assets	$5,015	$1,776	$(68)	$238

Net Assets:
Beginning of year	$1,776	$-	$528	$290
End of year	$6,791	$1,776	$460	$528

Unit Transactions:
Beginning of year	176	-	43	25
Purchased	214	-	27	27
Transferred between Sub-Accounts
and/ or Fixed Account	704	178	-	-
Withdrawn, surrendered, and redeemed
for contract charges	(25)	(2)	(12)	(9)
End of year	1,069	176	58	43

[1] For the period May 1, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	NWD		TRS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$-	$-	$160	$3
Net realized (losses) gains	(11)	10	217	4
Net change in unrealized
appreciation/ depreciation	(67)	(10)	(2,314)	(117)
Decrease in net assets
from operations	$(78)	$-	$(1,937)	$(110)

Contract Owner Transactions:
Purchase payments received	$166	$168	$5,852	$168
Net transfers between Sub-Accounts
and/ or Fixed Account	-	(1)	-	5,452
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(1)	(1)	(41)	(6)
Charges for life insurance protection
and monthly administration charge	(80)	(77)	(585)	(146)
Increase in net assets from
contract owner transactions	$85	$89	$5,226	$5,468

Increase in net assets	$7	$89	$3,289	$5,358

Net Assets:
Beginning of year	$153	$64	$5,419	$61
End of year	$160	$153	$8,708	$5,419

Unit Transactions:
Beginning of year	14	6	375	4
Purchased	20	15	440	12
Transferred between Sub-Accounts
and/ or Fixed Account	-	-	-	369
Withdrawn, surrendered, and redeemed
for contract charges	(10)	(7)	(47)	(10)
End of year	24	14	768	375

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	UTS		MVS
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$19	$6	$1,016	$962
Net realized gains	79	77	6,962	3,905
Net change in unrealized
appreciation/depreciation	(757)	55	(26,490)	(175)
(Decrease) increase in net assets
from operations	$(659)	$138	$(18,512)	$4,692

Contract Owner Transactions:
Purchase payments received	$958	$417	$9,402	$1,279
Net transfers between Sub-Accounts
and/or Fixed Account	507	507	5,455	763
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(9)	(4)	(314)	(350)
Charges for life insurance protection
and monthly administration charge	(403)	(266)	(3,183)	(2,248)
Increase (decrease) in net assets from
contract owner transactions	$1,053	$654	$11,360	$(556)

Increase (decrease) in net assets	$394	$792	$(7,152)	$4,136

Net Assets:
Beginning of year	$1,064	$272	$62,723	$58,587
End of year	$1,458	$1,064	$55,571	$62,723

Unit Transactions:
Beginning of year	52	17	3,883	3,914
Purchased	56	23	1,013	86
Transferred between Sub-Accounts
and/or Fixed Account	29	27	588	47
Withdrawn, surrendered, and redeemed
for contract charges	(24)	(15)	(377)	(164)
End of year	113	52	5,107	3,883

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	OCF		PHY
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$9	$1	$1,431	$682
Net realized (losses) gains	(39)	50	(121)	(5)
Net change in unrealized
appreciation/depreciation	(3,116)	235	(6,026)	(404)
(Decrease) increase in net assets
from operations	$(3,146)	$286	$(4,716)	$273

Contract Owner Transactions:
Purchase payments received	$622	$666	$648	$200
Net transfers between Sub-Accounts
and/or Fixed Account	2,926	3,505	677	18,966
Withdrawals and surrenders	-	-	-	-
Mortality and expense risk charges	(35)	(16)	(101)	(58)
Charges for life insurance protection
and monthly administration charge	(450)	(352)	(720)	(293)
Increase in net assets from
contract owner transactions	$3,063	$3,803	$504	$18,815

(Decrease) increase in net assets	$(83)	$4,089	$(4,212)	$19,088

Net Assets:
Beginning of year	$4,477	$388	$19,449	$361
End of year	$4,394	$4,477	$15,237	$19,449

Unit Transactions:
Beginning of year	306	30	1,130	22
Purchased	50	48	35	12
Transferred between Sub-Accounts
and/or Fixed Account	235	254	36	1,117
Withdrawn, surrendered, and redeemed
for contract charges	(39)	(26)	(44)	(21)
End of year	552	306	1,157	1,130

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	PLD		PMB
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$7,767	$8,282	$6,976	$5,124
Net realized gains (losses)	2,625	(140)	4,540	2,364
Net change in unrealized
appreciation/depreciation	(11,169)	4,462	(27,259)	(2,134)
(Decrease) increase in net assets
from operations	$(777)	$12,604	$(15,743)	$5,354

Contract Owner Transactions:
Purchase payments received	$18,833	$15,993	$11,696	$6,319
Net transfers between Sub-Accounts
and/or Fixed Account	10,679	8,602	888	37,658
Withdrawals and surrenders	(15,334)	(201)	(3,758)	(91)
Mortality and expense risk charges	(1,103)	(1,191)	(588)	(545)
Charges for life insurance protection
and monthly administration charge	(11,701)	(9,262)	(5,993)	(4,324)
Increase in net assets from
contract owner transactions	$1,374	$13,941	$2,245	$39,017

Increase (decrease) in net assets	$597	$26,545	$(13,498)	$44,371

Net Assets:
Beginning of year	$187,744	$161,199	$111,348	$66,977
End of year	$188,341	$187,744	$97,850	$111,348

Unit Transactions:
Beginning of year	16,560	15,264	5,046	3,211
Purchased	1,631	1,482	751	296
Transferred between Sub-Accounts
and/or Fixed Account	925	793	57	1,770
Withdrawn, surrendered, and redeemed
for contract charges	(2,437)	(979)	(664)	(231)
End of year	16,679	16,560	5,190	5,046

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	PRR		PTR
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$336	$181	$3,026	$2,792
Net realized gains (losses)	29	(6)	1,313	(96)
Net change in unrealized
appreciation/depreciation	(1,934)	257	(1,109)	2,306
(Decrease) increase in net assets
from operations	$(1,569)	$432	$3,230	$5,002

Contract Owner Transactions:
Purchase payments received	$3,588	$3,588	$12,446	$4,919
Net transfers between Sub-Accounts
and/or Fixed Account	8,367	1,168	4,020	2,475
Withdrawals and surrenders	-	-	(3,442)	(137)
Mortality and expense risk charges	(46)	(22)	(381)	(397)
Charges for life insurance protection
and monthly administration charge	(1,204)	(603)	(5,072)	(3,651)
Increase in net assets from
contract owner transactions	$10,705	$4,131	$7,571	$3,209

Increase in net assets	$9,136	$4,563	$10,801	$8,211

Net Assets:
Beginning of year	$5,046	$483	$63,031	$54,820
End of year	$14,182	$5,046	$73,832	$63,031

Unit Transactions:
Beginning of year	370	39	4,824	4,561
Purchased	251	286	929	402
Transferred between Sub-Accounts
and/or Fixed Account	584	93	300	198
Withdrawn, surrendered, and redeemed
for contract charges	(87)	(48)	(664)	(337)
End of year	1,118	370	5,389	4,824

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SC2		SC3
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$1,486	$1,315	$1,302	$966
Net realized (losses) gains	(269)	(63)	3,306	9,148
Net change in unrealized
appreciation/depreciation	(4,691)	(311)	(31,326)	(19,027)
(Decrease) increase in net assets
from operations	$(3,474)	$941	$(26,718)	$(8,913)

Contract Owner Transactions:
Purchase payments received	$2,338	$-	$6,656	$5,883
Net transfers between Sub-Accounts
and/or Fixed Account	(378)	2,254	(329)	41
Withdrawals and surrenders			(1,601)	(217)
Mortality and expense risk charges	(163)	(177)	(306)	(330)
Charges for life insurance protection
and monthly administration charge	(1,499)	(1,169)	(3,742)	(3,677)
Increase in net assets from
contract owner transactions	$298	$908	$678	$1,700

(Decrease) increase in net assets	$(3,176)	$1,849	$(26,040)	$(7,213)

Net Assets:
Beginning of year	$27,008	$25,159	$58,942	$66,155
End of year	$23,832	$27,008	$32,902	$58,942

Unit Transactions:
Beginning of year	1,901	1,837	2,120	2,067
Purchased	123	-	206	186
Transferred between Sub-Accounts
and/or Fixed Account	(20)	160	(10)	2
Withdrawn, surrendered, and redeemed
for contract charges	(87)	(96)	(175)	(135)
End of year	1,917	1,901	2,141	2,120
The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SC5		SC7
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	86	630	$284	$239
Net realized gains	8,859	9,614	343	398
Net change in unrealized
appreciation/depreciation	(28,845)	(5,497)	(16,288)	737
(Decrease) increase in net assets
from operations	$(19,900)	$4,747	$(15,661)	$1,374

Contract Owner Transactions:
Purchase payments received	$3,390	$3,392	$364	$364
Net transfers between Sub-Accounts
and/or Fixed Account	(3)	18,053	-	7,015
Withdrawals and surrenders
Mortality and expense risk charges	(280)	(262)	(219)	(237)
Charges for life insurance protection
and monthly administration charge	(2,801)	(2,194)	(1,932)	(1,771)
Increase in net assets from
contract owner transactions	$306	$18,989	$(1,787)	$5,371

(Decrease) increase in net assets	$(19,594)	$23,736	$(17,448)	$6,745

Net Assets:
Beginning of year	$55,645	$31,909	$42,506	$35,761
End of year	$36,051	$55,645	$25,058	$42,506

Unit Transactions:
Beginning of year	2,936	1,943	2,935	2,574
Purchased	(33)	192	31	25
Transferred between Sub-Accounts
and/or Fixed Account	-	933	-	475
Withdrawn, surrendered, and redeemed
for contract charges	30	(132)	(184)	(139)
End of year	2,933	2,936	2,782	2,935

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	SCB		SCM
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007 [1]
Operations:
Net investment income	$11	$-	$-	$7
Net realized (losses) gains	(469)	440	(381)	43
Net change in unrealized
appreciation/depreciation	(511)	(810)	133	(133)
Decrease in net assets
from operations	$(969)	$(370)	$(248)	$(83)

Contract Owner Transactions:
Purchase payments received	$6,088	$182	$1,015	$-
Net transfers between Sub-Accounts
and/or Fixed Account	853	4,235	(1,291)	1,015
Withdrawals and surrenders
Mortality and expense risk charges	(32)	(15)	(5)	(3)
Charges for life insurance protection
and monthly administration charge	(622)	(240)	(199)	(201)
Increase (decrease) in net assets from
contract owner transactions	$6,287	$4,162	$(480)	$811

Increase (decrease) in net assets	$5,318	$3,792	$(728)	$728

Net Assets:
Beginning of year	$4,084	$292	$728	$-
End of year	$9,402	$4,084	$-	$728

Unit Transactions:
Beginning of year	258	18	47	-
Purchased	680	11	99	-
Transferred between Sub-Accounts
and/or Fixed Account	95	244	(126)	59
Withdrawn, surrendered, and redeemed
for contract charges	(73)	(15)	(20)	(12)
End of year	960	258	-	47

1 For the period May 1, 2007 (commencement of operations) through December 31, 2007.

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

	TBC		VGI
	Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2008	2007	2008	2007
Operations:
Net investment income	$78	$348	$8	$4
Net realized gains (losses)	613	973	(12)	22
Net change in unrealized
appreciation/depreciation	(38,617)	5,759	(166)	(20)
(Decrease) increase in net assets
from operations	$(37,926)	$7,080	$(170)	$6

Contract Owner Transactions:
Purchase payments received	$11,145	$9,874	$337	$158
Net transfers between Sub-Accounts
and/or Fixed Account	5,852	19,264	-	180
Withdrawals and surrenders	(2,935)	(358)
Mortality and expense risk charges	(448)	(393)	(3)	(2)
Charges for life insurance protection
and monthly administration charge	(5,250)	(4,523)	(163)	(101)
Increase in net assets from
contract owner transactions	$8,364	$23,864	$171	$235

(Decrease) increase in net assets	$(29,562)	$30,944	$1	$241

Net Assets:
Beginning of year	$82,297	$51,353	$479	$238
End of year	$52,735	$82,297	$480	$479

Unit Transactions:
Beginning of year	5,417	3,811	31	16
Purchased	826	677	30	11
Transferred between Sub-Accounts
and/or Fixed Account	434	1,292	-	11
Withdrawn, surrendered, and redeemed
for contract charges	(640)	(363)	(15)	(7)
End of year	6,037	5,417	46	31

The accompanying notes are an integral part of these financial statements.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2008

1. BUSINESS AND ORGANIZATION

Sun Life (N.Y.) Variable Account D (the “Variable Account”) is a separate account of Sun Life Insurance and Annuity Company of New York (the “Sponsor”), a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.) and was established on April 24, 2003 as a funding vehicle for the variable portion of certain individual variable universal life insurance contracts.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the New York Insurance Department.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund, or series thereof, selected by contract owners from available mutual funds (the "Funds") registered under the Investment Company Act of 1940, as amended.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are valued at their closing net asset value each business day. Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the first in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.
Transfers
Transfers between Sub-Accounts requested by contract participants are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the Fixed Account.  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Federal Income Tax Status
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. The Sponsor will periodically review the status of this policy in the event of changes in the tax law. A provision may be made in future years for any federal income taxes that would be attributable to the contract.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements
In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes –an interpretation of FASB Statement No. 109” (“FIN 48”).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.”  This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.  FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006.  The Sub-Accounts adopted FIN 48 on January 1, 2007.  The Sub-Accounts are not responsible for the payment or recording of income taxes and therefore the adoption of FIN 48 did not have an impact on the financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and expands disclosures about fair value measurements. SFAS No. 157 does not change existing guidance as to whether or not an instrument is carried at fair value.  On January 1, 2008, the Variable Account adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.

In October 2008, the FASB issued Staff Position (“FSP”) No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active”. FSP No. FAS 157-3 clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active. FSP No. FAS 157-3 was effective upon issuance and did not have an impact on the Variable Account’s financial statements.

3. RELATED PARTY TRANSACTIONS

Massachusetts Financial Services Company is the investment adviser to the MFS Variable Insurance Trust II.  Sun Capital Advisers LLC is the investment adviser to Sun Capital Advisers Trust.  Both are affiliates of the Sponsor and charge management fees at an annual rate ranging from 0.33% to 0.90% and 0.60% to 0.95% of the underlying funds’ average daily net assets, respectively.

4.  CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted at the monthly anniversary date from the contract owner’s account to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor.  The maximum deduction is at an effective annual rate of 0.60%, for policy years one through ten for the Single Life Products, and policy year one through fifteen for the Survivorship Product.  Thereafter, the effective annual rate is 0.10% for the Single Life Products and 0.20% for the Survivorship Product, respectively.

Sales charges
Certain charges are deducted from the premium before it is allocated by Sub-Account.  For the Single Life Products the charge as of December 31, 2008 is 5.25% of the amount of premium.  The maximum charge is guaranteed not to exceed 7.25%.  For the Survivorship Product, the charge is based on certain factors, including the specified face amount, age, sex, and rating class of the insured.  As of December 31, 2008, the charge is 6% of premiums, and is guaranteed not to exceed 8%.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

4.  CONTRACT CHARGES (CONTINUED)

Administration charges
Each month on the account anniversary, an account administration fee of is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses.  For the Single Life Products, a monthly charge of $8 is deducted in all policy years, as well as a monthly charge based on the specified face amount is deducted in the first ten policy years, and for the first ten policy years following the effective date of each specified face amount increase.  For the Survivorship Product, the monthly expense charge is deducted for the first ten policy years, and for the first ten policy years following the effective date of each specified face amount increase.  The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured.

Charges for Life Insurance Protection
On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance.  The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the 1980 Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables.

Surrender charges
A surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract.  The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Survivorship Product, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase.  For the Futurity Protector II and Futurity Accumulator II products, the surrender charge applies to the first 12 and nine years respectively, from the date of policy issuance, or the respective policy years from the effective date of each specified face amount increase.  Surrender charges are deducted and retained by the Sponsor.   These charges are reflected in the “Withdrawals and Surrenders” line on the Statement of Changes in Net Assets for each Sub-Account.

A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct the taxes from the premium payment.

5.  INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2008 were as follows:

	Purchases	Sales
AIM Variable Insurance Funds, Inc.
AI4	$2,957	$2,428
The Alger American Fund
AL4	21,368	2,721
AllianceBernstein Variable Product Series Fund, Inc.
AN3	21,101	6,335
Delaware VIP Trust
DGO	1,731	510
Dreyfus Investment Portfolios
DMC	27,819	6,878

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

5. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
DWS Investments VIT Funds
SSC	$9,858	$3,672
DWS Variable Series II
SCV	21,743	10,244
Fidelity Variable Insurance Products Fund
FL5	40,654	62,027
FL7	69,119	12,412
FL8	952	2,076
Fidelity Variable Insurance Products Fund III
FL4	33,665	13,337
FL6	28,198	2,618
Franklin Templeton Variable Insurance Products Trust
FTI	497	126
FTG	25,221	8,825
Goldman Sachs Variable Insurance Trust
GS3	7,666	2,985
GS8	2	44
Lord Abbett Series Fund, Inc.
LA1	7,768	1,280
LA2	7,138	7,805
MFS Variable Insurance Trust II
GSS	9,435	4,274
HYS	17,506	9,673
MIS	8,110	193
MIT	252	109
NWD	194	83
TRS	6,305	581
UTS	1,655	411
MVS	30,964	10,072
Oppenheimer Variable Account Funds
OCF	3,410	340
PIMCO Variable Insurance Trust
PHY	2,812	826
PLD	38,224	25,976
PMB	23,324	8,970
PRR	12,148	1,085
PTR	20,049	8,051
Sun Capital Advisers Trust
SC2	3,805	2,022
SC3	12,392	5,357
SC5	13,473	2,928
SC7	958	2,133
SCB	7,083	629
SDC	9	-
SCM	1,019	1,495
T. Rowe Price Equity Series, Inc.
TBC	15,626	7,185
Van Kampen Life Insurance Trust
VGI	359	166

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

6. FAIR VALUE MEASUREMENTS

The following section applies the SFAS No. 157 fair value hierarchy and disclosure requirements to the Variable Account’s financial instruments that are carried at fair value. SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

In compliance with SFAS No. 157, the Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The adoption did not have a material impact on the results of the Variable Account. As of December 31, 2008, the Funds of the Variable Account are identical to public mutual funds, but are only available to the contract holders of the Variable Account.  The inputs used to price the Funds are observable and are identical to mutual funds readily tradable in public markets and represent Level 1 assets under the SFAS No. 157 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account.

Fair Value Hierarchy

The following table presents the Variable Account's categories for its assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Assets
Investment in the Funds	$1,479,572	$-	$-	$1,479,572
Total assets measured at
fair value on a recurring basis	$1,479,572	$-	$-	$1,479,572

7. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit values (some of which may be rounded), net assets, investment income ratio, and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31			For year ended December 31
				Investment	Total
	Units	Unit Value	Net Assets	Income Ratio[1]	Return [2]
AI4
2008	2,076	$ 11.8456	$24,593	0.55%	(40.38	) %
2007	2,099	19.8683	41,700	0.84	14.71
2006	15	17.3200	259	0.96	28.23
2005	17	13.5100	233	1.96	19.99
2004	-	-	-	-	-

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment	Total
	Units	Unit Value	Net Assets	Income Ratio[1]	Return [2]
AL4
2008	3,799	$8.3491	$31,719	0.16%	(58.36)%
2007	3,826	20.0484	76,702	-	31.55
2006	1,893	15.2400	28,853	-	10.14
2005	1,952	13.8400	27,011	-	7.56
2004 [3]	-	-	-	-	-
AN3
2008	5,091	7.8453	39,942	1.68	(40.69)
2007	4,624	13.2284	61,174	1.17	4.82
2006	4,178	12.6153	52,702	1.16	16.98
2005	3,206	10.7800	34,569	1.20	4.60
2004	521	10.3100	5,373	0.04	28.94
DGO
2008	1,008	9.9289	10,008	-	(40.55)
2007 [4]	1,046	16.7006	17,476	-	(1.88)
DMC
2008	5,695	8.5992	48,969	0.92	(40.42)
2007	4,910	14.4327	70,861	0.39	1.50
2006	4,600	14.2197	65,407	-	0.08
2005	3,276	13.2000	43,219	0.03	9.17
2004 [3]	572	12.0900	6,921	0.56	20.89
SSC
2008	1,466	14.2570	20,896	1.27	(34.33)
2007	1,287	21.7084	27,944	0.58	(2.17)
2006	1,115	22.1874	24,749	0.35	17.19
2005	818	18.9300	15,500	0.40	3.99
2004	140	18.2100	2,540	-	15.65
SCV
2008	1,975	11.5368	22,782	1.83	(33.42)
2007	2,318	17.3273	40,169	0.96	3.08
2006	2,273	16.8134	38,220	0.76	25.06
2005	2,226	13.4400	29,927	-	12.82
2004 [3]	-	-	-	-	-
FL5
2008	12,128	12.3273	149,511	2.90	2.92
2007	14,269	11.9776	170,883	4.95	5.07
2006	12,875	11.3954	146,713	4.60	4.77
2005	12,416	10.8800	135,045	3.37	2.93
2004	138	10.5700	1,458	0.62	0.58
FL7
2008	12,058	9.6779	116,696	3.63	(43.86)
2007	8,081	17.2402	139,315	3.16	17.20
2006	7,753	14.7092	114,046	0.74	17.95
2005	6,542	12.4700	81,585	0.24	18.97
2004	771	10.4800	8,083	-	11.44
FL8
2008	3,900	6.0866	23,739	0.73	(47.23)
2007	4,067	11.5349	46,916	0.61	26.90
2006	4,231	9.0919	38,470	0.28	6.73
2005	4,393	8.5200	37,423	-	5.67
2004	18	8.0600	147	-	(0.25)
FL4
2008	11,255	7.7796	87,563	2.40	(37.07)
2007	9,366	12.3616	115,773	3.45	5.38
2006	8,794	11.7349	103,201	1.49	15.61
2005	6,780	10.1500	68,809	0.98	4.71
2004	1,075	9.6900	10,418	-	8.05

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment	Total
	Units	Unit Value	Net Assets	Income Ratio[1]	Return [2]
FL6
2008	4,019	$10.9595	$44,044	1.70%	(42.61)%
2007	1,813	19.0976	34,619	0.88	17.52
2006	1,736	16.2522	28,221	1.30	11.59
2005	216	14.5600	3,151	-	17.56
2004	-	12.4600	-	-	7.96
FTI
2008	4,539	15.1403	68,719	2.37	(40.38)
2007	4,333	25.3936	110,022	1.97	15.48
2006	3,969	21.9940	87,292	1.24	21.44
2005	3,384	18.1100	61,287	0.72	10.17
2004	290	16.4400	4,771	-	11.69
FTG
2005 [5]	23	12.7573	294	1.68	(40.55)
GS3
2008	4,423	7.5850	33,548	1.66	(37.00)
2007	4,140	12.0395	49,846	1.13	(1.64)
2006	3,887	12.2387	47,571	1.09	12.89
2005	4,012	10.8400	43,499	1.65	14.34
2004	-	-	-	-	-
GS8
2008	5	10.2582	50	0.79	(37.05)
2007	8	16.2960	128	0.65	3.20
2006 [6]	11	15.7901	180	0.90	16.16
2005	11	13.5900	144	1.43	14.93
2004 [3]	-	-	-	-	-
LA1
2008	1,183	9.3043	11,003	1.64	(36.42)
2007	740	14.6341	10,831	1.68	3.42
2006 [7]	196	14.1477	2,771	1.52	10.67
LA2
2008	2,328	8.9738	20,895	1.19	(39.36)
2007	2,538	14.7973	37,562	0.47	0.59
2006	2,240	14.7119	32,953	0.53	12.23
2005	2,214	13.1100	29,021	0.92	14.09
2004 [3]	-	-	-	-	-
GSS
2008	1,878	15.0533	28,269	5.29	8.55
2007	1,606	13.8681	22,270	4.72	7.17
2006	1,286	12.9393	16,638	4.77	3.68
2005	1,139	12.4800	14,215	4.58	2.30
2004	116	12.2000	1,414	-	1.70
HYS
2008	4,563	10.7151	48,888	9.00	(29.66)
2007	4,238	15.2339	64,570	7.24	1.90
2006	4,107	14.9459	61,391	7.91	10.39
2005	4,010	13.5400	54,292	4.94	2.19
2004	217	13.2500	2,876	-	9.42
MIS
2008	1,069	6.3533	6,791	0.24	(37.22)
2007 [4]	176	10.1192	1,776	-	(0.89)

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment	Total
	Units	Unit Value	Net Assets	Income Ratio[1]	Return [2]
MIT
2008	58	$7.9865	$460	1.55%	(34.95)%
2007	43	12.2773	528	1.27	5.93
2006	25	11.5879	290	0.92	13.30
2005	20	10.2300	203	1.33	12.65
2004	-	-	-	-	-
NWD
2008	24	6.5611	160	-	(39.57)
2007	14	10.8576	153	-	2.53
2006 [7]	6	10.5867	64	-	9.29
TRS
2008	768	11.3378	8,708	2.23	(21.55)
2007	375	14.4521	5,419	0.21	4.35
2006 [7]	4	13.8535	61	-	10.18
UTS
2008	113	12.9227	1,458	1.38	(37.06)
2007	52	20.5326	1,064	0.82	28.57
2006	17	15.9689	272	2.93	32.28
2005	12	12.0700	144	1.25	17.82
2004	-	-	-	-	-
MVS
2008	5,107	10.8813	55,571	1.80	(32.64)
2007	3,883	16.1546	62,723	1.55	7.91
2006	3,914	14.9684	58,587	1.48	20.96
2005	3,968	12.3800	49,108	0.15	6.05
2004 [3]	-	-	-	-	-
OCF
2008	552	7.9668	4,394	0.16	(45.52)
2007	306	14.6226	4,477	0.03	14.15
2006	30	12.8101	388	0.26	7.95
2005	24	11.8700	280	-	11.33
2004 [3]	-	-	-	-	-
PHY
2008	1,157	13.1646	15,237	7.85	(23.54)
2007	1,130	17.2179	19,449	7.70	3.54
2006	22	16.6338	361	6.66	9.10
2005	15	15.2500	228	6.70	4.13
2004	7	14.6400	100	4.43	8.47
PLD
2008	16,679	11.2923	188,341	4.09	(0.42)
2007	16,560	11.3395	187,744	4.76	7.38
2006	15,264	10.5606	161,199	4.22	3.98
2005	13,585	10.1600	137,972	3.17	1.01
2004 [3]	1,016	10.0500	10,215	0.58	0.55
PMB
2008	5,190	18.8526	97,850	6.50	(14.60)
2007	5,046	22.0744	111,348	5.88	5.82
2006	3,211	20.8600	66,977	5.34	9.28
2005	2,913	19.0900	55,597	5.43	10.78
2004	217	17.2300	3,738	2.60	9.61
PRR
2008	1,118	12.6880	14,182	3.51	(7.05)
2007	370	13.6509	5,046	4.65	10.62
2006	39	12.3350	483	4.19	0.72
2005	21	12.2500	262	3.02	0.84
2004	-	-	-	-	-

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31			For year ended December 31
				Investment	Total
	Units	Unit Value	Net Assets	Income Ratio[1]	Return [2]
PTR
2008	5,389	$13.6996	$73,832	4.47%	4.80%
2007	4,824	13.0720	63,031	4.81	8.75
2006	4,561	12.0190	54,820	4.44	3.85
2005	3,924	11.5700	45,413	3.94	2.45
2004	242	11.3000	2,737	1.24	4.94
SC2
2008	1,917	12.4335	23,832	5.66	(12.50)
2007	1,901	14.2092	27,008	5.14	3.79
2006	1,837	13.6942	25,159	5.15	5.41
2005	1,919	12.9900	24,936	4.99	0.33
2004	-	12.7400	-	-	3.24
SC3
2008	2,141	15.3698	32,902	2.43	(44.73)
2007	2,120	27.8070	58,942	1.49	(13.13)
2006	2,067	32.0107	66,155	1.66	38.96
2005	1,996	23.0400	45,971	2.54	9.67
2004	146	21.0000	3,072	-	25.15
SC5
2008	2,933	12.2907	36,051	0.17	(35.14)
2007	2,936	18.9491	55,645	1.38	15.40
2006	1,943	16.4196	31,909	-	11.30
2005	1,849	14.7500	27,283	0.19	9.71
2004	-	12.6500	-	-	10.11
SC7
2008	2,782	9.0064	25,058	0.80	(37.81)
2007	2,935	14.4812	42,506	0.59	4.26
2006	2,574	13.8930	35,761	0.72	14.77
2005	2,659	12.1100	32,189	1.51	7.00
2004	-	11.0300	-	-	2.38
SCB
2008	960	9.7980	9,402	0.24	(37.99)
2007	258	15.8003	4,084	-	(1.43)
2006	18	16.0313	292	-	13.60
2005	11	14.1100	159	-	4.33
2004	4	13.5300	51	-	9.41
SCM
2008	-	-	-	-	-
2007 [4]	47	15.6196	728	0.85	(9.77)
TBC
2008	6,037	8.7353	52,735	0.11	(42.51)
2007	5,417	15.1935	82,297	0.52	12.71
2006	3,811	13.4763	51,353	0.34	9.67
2005	2,782	12.2900	34,187	0.18	5.94
2004 [3]	450	11.6000	5,220	0.87	16.00
VGI
2008	46	10.3707	480	1.64	(42.51)
2007	31	15.2588	479	0.99	2.82
2006	16	14.8432	238	0.58	16.23
2005	10	12.7700	122	-	12.21
2004 [3]	-	-	-	-	-

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.  Balances have been annualized for Sub-Accounts in existence for less than one year.

SUN LIFE (N.Y.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Insurance and Annuity Company of New York)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

2 Ratio represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.  Investment options with a date notation indicate the effective date of that investment option in the Variable Account.  The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

[3]	For the period August 6, 2004 (commencement of operations) through December 31, 2004.

[4]	For the period May 1, 2007 (commencement of operations) through December 31, 2007.

[5]	For the period January 7, 2008 (commencement of operations) through December 31, 2008.

[6]	Effective May 1, 2006, Goldman Sachs Mid Cap Value Fund is closed to new premium or transfers.

[7]	For the period May 2006 (commencement of operations) through December 31, 2006.

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, is not treated as a life insurance contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code which allows the contract owner to avoid current taxation of both current and built-up earnings of the contract.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

9. SUBSEQUENT EVENTS

In February 2009, the following Sub-Account substitutions were made:

Sub-Account at December 31, 2008:	Substituted by:
Lord Abbett Series Fund Growth & Income Portfolio Sub-Account	SC Lord Abbett Growth & Income Fund Sub-Account
PIMCO VIT High Yield Portfolio Sub-Account	SC PIMCO High Yield Sub-Account
PIMCO VIT Low Duration Portfolio Sub-Account	SC Goldman Sachs Short Duration Sub-Account
PIMCO VIT Total Return Portfolio Sub-Account	SC PIMCO Total Return Sub-Account

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED FINANCIAL STATEMENTS

For the years ended December 31, 2008, 2007 and 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit/Nominating Committee of the Board of Directors and Stockholder of
Sun Life Insurance and Annuity Company of New York
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Insurance and Annuity Company of New York and subsidiary (the "Company") as of December 31, 2008 and 2007, and the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2008.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Insurance and Annuity Company of New York and subsidiary as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and changed its method of accounting for income taxes as required by accounting guidance adopted on January 1, 2007.

April 14, 2009

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)
For the years ended December 31,

	2008	2007	2006
Revenues

Premiums and annuity considerations	$111,071	$90,882	$38,322
Net investment (loss) income (1)	(112,508)	94,309	97,365
Net loss on embedded derivatives (2)	(32,059)	(3,967)	-
Net realized investment losses	(10,986)	(3,487)	(6,081)
Fee and other income	9,681	26,648	21,083

Total revenues	(34,801)	204,385	150,689

Benefits and Expenses

Interest credited	45,129	51,390	56,379
Policyowner benefits	80,789	69,309	29,257
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired (3)	(82,218)	19,921	18,422
Goodwill impairment	37,788	-	-
Other operating expenses	44,841	36,417	22,988

Total benefits and expenses	126,329	177,037	127,046

(Loss) income before income tax (benefit) expense	(161,130)	27,348	23,643

Income tax (benefit) expense	(40,128)	8,941	7,410

Net (loss) income	$(121,002)	$18,407	$16,233

(1)Net investment loss for the year ended December 31, 2008 includes a decrease in market value of trading fixed maturity securities of $154.9 million.

(2)Net loss on embedded derivatives for the year ended December 31, 2008 includes $0.4 million of income related to the Company’s adoption of Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurement,” which is further discussed in Note 5.

(3)Amortization of deferred policy acquisition costs and value of business and customer renewals acquired for the year ended December 31, 2008 includes $0.2 million of expenses related to the Company’s adoption of SFAS No. 157, which is further discussed in Note 5.

The accompanying notes are an integral part of the consolidated  financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31, 2008	December 31, 2007
ASSETS

Investments:
Available-for-sale fixed maturities at fair value (amortized cost of $178,800 and $1,318,448 in 2008 and 2007, respectively)	$148,124	$1,288,568
Trading fixed maturities at fair value (amortized cost of $1,166,643 in 2008)	988,809	-
Mortgage loans	171,889	170,205
Policy loans	156	118
Other invested assets	4,529	69,138
Cash and cash equivalents	377,958	65,901

Total investments and cash	1,691,465	1,593,930

Accrued investment income	15,226	15,245
Deferred policy acquisition costs	233,401	118,126
Value of business and customer renewals acquired	10,742	16,071
Income and premium taxes receivable	27,182	-
Net deferred tax asset	22,627	-
Goodwill and other intangible assets	14,321	52,488
Receivable for investments sold	430	615
Reinsurance receivable	82,976	123,214
Other assets	13,813	21,870
Separate account assets	690,524	929,008

Total assets	$2,802,707	$2,870,567

LIABILITIES

Contractholder deposit funds and other policy liabilities	$1,348,109	$1,285,259
Future contract and policy benefits	93,975	93,001
Net deferred tax liability	-	1,045
Payable for investments purchased	150,160	635
Accrued expenses and taxes	5,857	21,625
Reinsurance payable to affiliate	140,832	117,367
Other liabilities	44,597	107,458
Separate account liabilities	690,524	929,008

Total liabilities	2,474,054	2,555,398

Commitments and contingencies – Note 21

STOCKHOLDER’S EQUITY

Common stock, $350 par value – 6,001 shares authorized;
6,001 shares issued and outstanding in 2008 and 2007	2,100	2,100
Additional paid-in capital	389,963	239,963
Accumulated other comprehensive loss	(20,008)	(11,924)
(Accumulated deficit) retained earnings	(43,402)	85,030

Total stockholder’s equity	328,653	315,169

Total liabilities and stockholder’s equity	$2,802,707	$2,870,567

The accompanying notes are an integral part of the consolidated  financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
For the years ended December 31,

	2008	2007	2006

Net (loss) income	$(121,002)	$18,407	$16,233
Other comprehensive (loss) income:
Change in unrealized holding losses on available-for-sale
securities, net of tax and policyholder amounts (1)	(22,820)	(12,676)	(4,375)
Reclassification adjustments of net realized investment losses
(gains) into net (loss) income (2)	7,306	(680)	6,295
Other comprehensive (loss) income	(15,514)	(13,356)	1,920

Comprehensive (loss) income	$(136,516)	$5,051	$18,153

(1)	Net of tax benefit of $12.3 million, $6.8 million and $2.4 million for the years ended December 31, 2008, 2007 and 2006, respectively.
(2)	Net of tax (benefit) expense of $(3.9) million, $0.4 million and $(3.4) million for the years ended December 31, 2008, 2007 and 2006, respectively.

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in thousands)
For the years ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive (Loss) Income	Retained Earnings	Total Stockholder’s Equity

Balance at December 31, 2005	$2,100	$239,963	$(488)	$50,428	$292,003

Net income	-	-	-	16,233	16,233
Other comprehensive income	-	-	1,920	-	1,920

Balance at December 31, 2006	2,100	239,963	1,432	66,661	310,156

Cumulative effect of accounting changes (1), net of tax	-	-	-	(38)	(38)
Net income	-	-	-	18,407	18,407
Other comprehensive loss	-	-	(13,356)	-	(13,356)

Balance at December 31, 2007	2,100	239,963	(11,924)	85,030	315,169

Cumulative effect of accounting changes (2), net of tax	-	-	7,430	(7,430)	-
Net loss	-	-	-	(121,002)	(121,002)
Capital contribution	-	150,000	-	-	150,000
Other comprehensive loss	-	-	(15,514)	-	(15,514)

Balance at December 31, 2008	$2,100	$389,963	$(20,008)	$(43,402)	$328,653

(1)	Accounting changes related to the adoption of FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”).
(2)	Accounting changes related to the adoption of SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.”

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the years ended December 31,

	2008	2007	2006
Cash Flows From Operating Activities:
Net (loss) income	$(121,002)	$18,407	$16,233
Adjustments to reconcile net (loss) income to net cash
provided by operating activities:
Net amortization of premiums on investments	2,663	1,782	3,956
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired	(82,218)	19,921	18,422
Depreciation and amortization	311	164	-
Net losses on embedded derivatives	32,059	3,967	-
Net realized losses on available-for-sale investments	10,986	3,487	6,081
Changes in fair value of trading investments	154,926	-	-
Net realized losses on trading investments	30,622	-	-
Interest credited to contractholder deposits	45,129	51,390	56,379
Goodwill impairment	37,788	-	-
Deferred federal income taxes	(15,318)	290	10,193
Changes in assets and liabilities:
Additions to deferred policy acquisitions costs and value of business and customer renewals acquired	(27,648)	(56,650)	(23,909)
Accrued investment income	19	(120)	3,275
Net change in reinsurance receivable/payable	66,699	59	(20)
Future contract and policy benefits	898	39,436	3,106
Other, net	120,090	7,330	(24,855)

Net cash provided by operating activities	256,004	89,463	68,861

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	6,440	337,825	757,662
Trading fixed maturities	194,980	-	-
Mortgage loans	15,202	40,526	29,415
Other invested assets	64,482	24	-
Purchases of:
Available-for-sale fixed maturities	(14,027)	(205,932)	(549,218)
Trading fixed maturities	(258,714)	-	-
Mortgage loans	(16,650)	(49,460)	(46,285)
Other invested assets	-	(3,231)	(65,858)
Net change in policy loans	(38)	21	49
Net change in other investments	(64,154)	3,231	65,845

Net cash (used in) provided by investing activities	(72,479)	123,004	191,610

Continued on next page

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)
(in thousands)
For the years ended December 31,

	2008	2007	2006

Cash Flows From Financing Activities
Additions to contractholder deposit funds	$330,909	$180,702	$121,837
Withdrawals from contractholder deposit funds	(348,243)	(388,199)	(382,617)
Capital contribution from Sun Life U.S.	150,000	-	-
Other, net	(4,134)	6,700	-

Net cash provided by (used in) financing activities	128,532	(200,797)	(260,780)

Net change in cash and cash equivalents	312,057	11,670	(309)

Cash and cash equivalents, beginning of year	65,901	54,231	54,540

Cash and cash equivalents, end of year	$377,958	$65,901	$54,231

Supplemental Cash Flow Information
Income taxes paid	$20,018	$67	$-
Interest paid	-	-	-

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

Sun Life Insurance and Annuity Company of New York (“the Company”) engages in the sale of individual and group fixed and variable annuity contracts, individual and group life insurance, group disability, group dental and group stop loss insurance in the state of New York.  These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax-qualified and non-tax-qualified markets.

The Company is a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) (“Sun Life U.S.”).  The Company is also an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”) and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

The Company's fixed and variable annuity contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  These contracts had obligated the Company to file annual, quarterly, and current reports with the Securities and Exchange Commission (“SEC”) on Form 10-K, Form 10-Q, and Form 8-K.  Effective September 27, 2007, Sun Life U.S. provided a full and unconditional guarantee (the “guarantee”) of the Company's obligation related to its contracts’ fixed investment option period for policies currently in-force or sold on or after that date.  The guarantee has relieved the Company of its obligation to file annual, quarterly, and current reports with the SEC.

The consolidated financial statements include the accounts of the Company and its subsidiary.  In 2006, the Company organized a subsidiary, SLNY Private Placement Investment Company I, LLC, to serve as an unregistered variable investment trust in support of the Company's private placement variable universal life and variable annuity business activities.  This trust remains inactive as of December 31, 2008.

The Company had a greater than or equal to 20%, but less than 50%, interest in two variable interest entities (“VIEs”) at December 31, 2008 and December 31, 2007.  The Company is a creditor in one trust and one limited liability company.  The Company’s maximum exposure to loss related to these VIEs is the investments’ carrying value, which was $3.9 million and $9.2 million at December 31, 2008 and 2007, respectively.  The investments in these two VIEs mature in October 2009 and May 2017.  As the Company will not absorb a majority of the VIEs’ expected losses or receive a majority of the expected returns, the Company is not required to consolidate these VIEs, in accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51 (revised December 2003)" (“FIN 46(R)”).

In order to determine whether the Company is, or is not, the primary beneficiary of a VIE, the Company performs an assessment of the level of each party’s participation in controlling the entity by means other than a voting interest, which includes assumptions about the sufficiency of an equity investment at risk, the essential characteristics of a controlling financial interest, and the significance of voting rights in relation to economic interests.  If the Company is exposed to the majority of the expected losses, the majority of the expected residual returns, or both, associated with a VIE, then the Company is the VIE’s primary beneficiary and must consolidate the entity.

The VIEs are generally financed with equity through the establishment of a trust by a trustee.  The carrying amount of the VIEs for which the Company has significant influence have been included in trading fixed maturities on the Company’s consolidated balance sheets.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the years ended December 31, 2008, 2007 and 2006

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”), value of business acquired (“VOBA”), value of customer renewals acquired (“VOCRA”), liabilities for future contract and policyholder benefits, other-than-temporary impairments of investments, and valuation allowance on deferred tax assets.  Actual results could differ from those estimates.

Financial Instruments

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity securities, mortgage loans and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

Cash and Cash Equivalents

Cash and cash equivalents primarily include cash, commercial paper and money market investments.  All such investments have maturities of three months or less when purchased.

Investments

The Company accounts for its investments in accordance with SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities.”  At the time of purchase, fixed maturity securities are classified based on the Company's intent as either held-to-maturity, trading or available-for-sale.  In order for a security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the security to maturity.  Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts.  Securities which the Company has elected to measure at fair value under SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities,” are classified as trading securities.  Although classified as trading securities, the Company’s intent is to not sell these securities in the near term.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale.  Included with available-for-sale fixed maturity securities are forward purchase commitments on mortgage backed securities commonly called To Be Announced ("TBA") securities.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities, that are not considered other-than-temporarily impaired, are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

The Company determines the fair value of its publicly-traded fixed maturities using four primary pricing methods: third-party pricing services, independent non-binding broker quotes, pricing matrices, and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments (continued)

Structured securities, such as collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and asset-backed securities (“ABS”), are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs, and ABS are priced using matrices, models or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, mortgage-backed securities (“MBS”), CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately placed fixed maturities are also priced using market prices or broker quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.  The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  The process is both quantitative and qualitative and includes back testing of recent trades, review of key assumptions such as spreads, duration, credit rating, and on-going review of third-party pricing services methodologies.  The Company performs further testing on those securities whose prices do not fall within a pre-established tolerance range.  This testing includes looking at specific market events that may affect pricing or obtaining additional information or new prices from the third-party pricing service.  Additionally, the Company makes a selection of securities from its portfolio and compares the price received from its third-party pricing services to an independent source, creates option adjusted spreads, or obtains additional broker quotes to corroborate the current market price.  Historically, the Company has found no material variances between the prices received from third-party pricing sources and the results of its testing.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company anticipates that it will be unable to recover all amounts due under the contractual obligations of the security.  Additionally, in the event that securities that are expected to be sold before the fair value of the security recovers to amortized cost, an other-than-temporary impairment charge is also taken.

Some structured securities, typically those rated single A or below, are subject to Emerging Issues Task Force Issue No.  99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets” (“EITF 99-20”).  EITF 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the present value of the estimated cash flows is less than amortized cost, an other-than-temporary impairment charge is recorded.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments (continued)

Other-than-temporary impairments are classified as either credit-related or interest-related.  The Company categorizes other-than-temporary impairments as credit-related if there are current fundamental credit concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due primarily to changes in interest or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  Once an other-than-temporary impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired securities for additional impairment.  The net realized loss from other-than-temporary impairments is recorded in the income statement as the difference between the fair value and the amortized cost of the security.

The Company incurred realized losses totaling $11.3 million, $4.8 million and $0.8 million for the years ended December 31, 2008, 2007 and 2006, respectively, for other-than-temporary impairments on its available-for-sale fixed maturity securities.  Of the $11.3 million and $4.8 million in realized losses for other-than-temporary impairments for the years ended December 31, 2008 and 2007, respectively, all impairments were deemed to be credit-related.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would have increased by $0.2 million for the year ended December 31, 2008, if these holdings were performing.  For the years ended December 31, 2007 and 2006, accrued income was not materially impacted by the termination of accrual accounting on holdings for issuers in default.  At December 31, 2008, the fair market value of holdings for issuers in default was $1.3 million.  At December 31, 2007, the Company did not have any holdings for issuers that were in default.

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized values, net of provisions for estimated losses.  Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% the property’s value at the time that the original loan is made.  The Company assesses the value of the collateral annually.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  Measurement of impairment is based on the lower of the present value of expected future cash flows discounted at the loan's effective interest rate or on the loan's observable market price.  A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount.  Loans are also charged against the allowance when determined to be uncollectible.  The allowance is based on a continuing review of the loan portfolio, past loss experience, and current economic conditions, which may affect the borrower's ability to pay.  The Company did not incur losses for impairments on mortgage loans for the years ended December 31, 2008, 2007 and 2006.  While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in calculating the valuation allowance.

Policy loans are carried at the amount of the outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  When an impairment of a specific available-for-sale investment is determined to be other-than-temporary, a realized investment loss is recorded.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments (continued)

Interest income is recorded on the accrual basis.  Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

The Company manages funds withheld assets related to certain reinsurance agreements.  These assets are primarily comprised of fixed maturity securities and mortgages and are accounted for consistent with the policies described above.  Investment income on funds withheld reinsurance portfolios is included as a component of net investment income.  See Note 7.

Deferred Policy Acquisition Costs

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business.  Acquisition costs related to investment-type contracts, primarily deferred annuity and universal life policies, are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized and unrealized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of deferred policy acquisition costs (“DAC”) to decrease or increase, respectively, in the current period.  During 2008 and 2007, changes in estimated future gross profits were driven by recent experience and expectations of future performance and are related mainly to changes in lapse assumptions, future growth rates of capital markets assumptions, and expense assumptions.

DAC amortization is reviewed regularly and adjusted retrospectively when the Company calculates the actual profits or losses and revises its estimate of future gross profits to be realized from investment-type contracts, including realized and unrealized gains and losses from investments.

Although recovery of DAC is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

Prior to the adoption of SFAS No. 159, on January 1, 2008, DAC was adjusted for amounts relating to the change in unrealized investment gains and losses on available-for-sale fixed maturity securities that supported policyholder liabilities.  This adjustment, net of tax, was included with the change in net unrealized investment gains or losses that were recorded in accumulated other comprehensive loss.  Due to the adoption of SFAS No. 159, the net change in the market value of the securities supporting policyholder liabilities is recorded in the statement of operations in 2008, instead of accumulated other comprehensive income in prior years.  Accordingly, the effect of such market value changes on DAC is recorded in the statement of operations in 2008.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Value of Business and Customer Renewals Acquired

Value of business acquired (“VOBA”) represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition.  This amount is amortized in proportion to the projected emergence of profits or premium income over the estimated life of the purchased block of business.

The value of customer renewals acquired (“VOCRA”) represents the actuarially determined present value of projected future profits arising from the existing in-force business at the date of acquisition to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.

Although recovery of VOBA and VOCRA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of VOBA and VOCRA considered recoverable, however, could be reduced in the near term if the future estimates of gross profits are reduced.

Goodwill and Other Intangible Assets

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the Company’s business acquisitions.  In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets,” goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests during the second quarter of 2008 and concluded that these assets were not impaired.  Due to market declines in the fourth quarter of 2008, the Company performed additional analyses of goodwill and concluded that goodwill was impaired.  See Note 9 for further discussion on the Company’s goodwill and its impairment.

For intangible assets related to value of distribution acquired or other property rights, the Company employs the straight-line method for amortization over the estimated economic life of these assets.  See Note 2 and Note 9 for further discussion on the Company’s intangible asset.

Other Assets

Property, equipment, and leasehold improvements that are included in other assets are stated at cost, less accumulated depreciation and amortization.  Depreciation is calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the lease or the estimated useful life of the improvements.

Depreciation and amortization expenses related to other assets were $12 thousand and $14 thousand for the years ended December 31, 2008 and 2007, respectively.

Policy Liabilities and Accruals

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Liabilities and Accruals (continued)

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits (“GMDB”).  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions that were set at the time that loss recognition testing resulted in additional reserves.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  From time to time the Company may recognize a loss on certain lines of business.  The Company did not record any adjustment to reserves related to loss recognition for the years ended December 31, 2008 and 2007.

Reserves for GMDB are calculated according to the methodology of the American Institute of Certified Public Accountants (the “AICPA”) Statement of Position (“SOP”) 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for universal life contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries.  For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group known claim reserves, the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

Revenue and Expenses

Premiums for traditional individual life products are considered earned revenue when due.  Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period.  The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges.  Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For universal life-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees for investment advisory services are recognized as revenues when the services are provided.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company accounts for current and deferred income taxes in accordance with SFAS No. 109, “Accounting for Income Taxes,” and recognizes reserves for income taxes in accordance with FASB Interpretation Number (“FIN”) 48, “Accounting for Uncertainty in Income Taxes.”

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.  The Company’s differences between the bases of assets and liabilities used for financial statement versus tax reporting primarily result from policy reserves, policy acquisition expenses and unrealized gains and losses on investments.

Also in accordance with SFAS No. 109, the Company performs the required recoverability test in terms of its ability to realize its recorded net deferred tax assets.  In making this determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations.  Using this available evidence, the Company performs an assessment of the future recoverability of its net deferred tax assets and records a valuation allowance in instances when it is not more likely than not that the deferred tax assets will be realized.

The Company will participate in a consolidated federal income tax return with SLC - U.S. Ops Holdings and other affiliates for the year ended December 31, 2008.  The Company filed a stand-alone federal income tax return for the years ended December 31, 2007 and 2006.

Separate Accounts

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for: (1) the fees the Company receives, which are assessed periodically and recognized as revenue when assessed; and, (2) the activity related to the GMDB, guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”) which is reflected in the Company’s consolidated financial statements and accompanying notes.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In January 2009, the FASB issued FASB Staff Position ("FSP") No. EITF 99-20-1, “Amendments to the Impairment Guidance of EITF Issue No. 99-20.”  FSP No. EITF 99-20-1 amends EITF 99-20 to achieve more consistent determination of whether an other-than-temporary impairment has occurred.  This guidance also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements.  FSP No. EITF 99-20-1 is effective for all interim and annual reporting periods after December 15, 2008.  The Company adopted FSP No. EITF 99-20-1 on December 31, 2008 and the adoption did not have a material impact on the Company's financial position or results of operations.

In December 2008, the FASB issued FSP No. FAS 140-4 and FIN 46(R)-8, “Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities.”  This FSP amends FASB Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” to require public entities to provide additional disclosures about transfers of financial assets.  It also amends FIN 46(R) to require public enterprises to provide additional disclosures about their involvement with VIEs.  The disclosures required by FSP No. FAS 140-4 and FIN 46(R)-8 are intended to provide greater transparency to financial statement users about a transferor's continuing involvement with transferred financial assets and an enterprise's involvement with VIEs.  FSP No. FAS 140-1 and FIN 46(R)-8 is effective for all interim and annual reporting periods after December 15, 2008.  The Company adopted this FSP on December 31, 2008. The FSP only requires additional disclosure, and its adoption had no impact on the Company's consolidated financial position or results of operations.  The additional VIE disclosures have been included previously in Note 1.

In September 2008, the FASB issued FSP No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An amendment of FASB Statement No. 133 and FASB Interpretation No. 45.”  FSP No. FAS 133-1 and FIN 45-4 amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” to require additional disclosures by sellers of credit derivatives, including derivatives embedded in a hybrid instrument.  This FSP also amends FIN No. 45, “Guarantor’s Accounting and Disclosure Requirement for Guarantees, Including Indirect Guarantees of Indebtedness of Others” to require an additional disclosure about the current status of the payment/performance risk of a guarantee.  FSP No. FAS 133-1 and FIN 45-4 is effective for all interim and annual reporting periods after November 15, 2008.  The Company adopted the FSP on December 31, 2008.  The FSP only requires additional disclosures about credit derivatives and guarantees, and had no impact on the Company's consolidated financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159, which permits entities to choose to measure many financial instruments and certain other items at fair value (the “FV option”).  The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reporting earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.

SFAS No. 159 was adopted by the Company on January 1, 2008, and the FV option was elected for all available-for-sale fixed maturity securities attributable to certain life, health and annuity products.  At December 31, 2007, such available-for-sale securities had a market value of $1,112.7 million and an amortized cost of $1,135.6 million, and are now classified as trading securities.  The adoption of the FV option does not relieve the Company from its obligation to monitor those available-for-sale securities that were in an unrealized loss position at December 31, 2007, which the Company does through its current portfolio monitoring process.

The FV option adoption resulted in a cumulative-effect adjustment to the Company’s January 1, 2008 balance of retained earnings and accumulated other comprehensive income of $7.4 million related to the unrealized loss on investments, net of DAC, VOBA, policyholder liabilities, and tax effects.  See Note 5 for further disclosure related to the adoption of SFAS No. 159 and the FV option.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

New and Adopted Accounting Pronouncements (continued)

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements,” which defines fair value, establishes a framework for measuring fair value under GAAP, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and expands disclosures about fair value measurements.  SFAS No. 157 does not change existing guidance as to whether or not an instrument is carried at fair value.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants.  The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels (i.e., Level 1, 2 and 3).  Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.  Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.  Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability.  SFAS No. 157 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.  Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements.

The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007, and are to be applied prospectively.  Effective January 1, 2008, the Company adopted SFAS No. 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value.

In October 2008, the FASB issued FSP No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active.”  FSP FAS 157-3 clarifies the application of SFAS No. 157 in a market that is not active and provides an example to illustrate key considerations in the determination of the fair value of a financial asset when the market for that asset is not active.  FSP FAS 157-3 was effective upon issuance and did not have an impact on the Company’s consolidated financial statements.

See Note 5 for further disclosure related to the adoption of SFAS No. 157.

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans," which amends SFAS No. 87, “Employers’ Accounting for Pensions,” and SFAS No. 106, “Employers' Accounting for Postretirement Benefits Other Than Pensions,” to require recognition of the overfunded or underfunded status of pension and other postretirement benefit plans on the balance sheet.  Under SFAS No. 158, gains and losses, prior service costs and credits, and any remaining transition amounts under SFAS No. 87 and SFAS No. 106 that have not yet been recognized through net periodic benefit cost will be recognized in accumulated other comprehensive income, net of tax effects, until they are amortized as a component of net periodic cost.  The measurement date is required to be the company's fiscal year end.  SFAS No. 158 is effective for publicly-held companies for fiscal years ending after December 15, 2006, except for the measurement date provisions, which are effective for fiscal years ending after December 15, 2008.  Since the Company does not directly sponsor a defined benefit plan or postretirement plan, SFAS No. 158 did not impact the Company’s consolidated financial statements or disclosures.

In June 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (“FIN 48”), which became effective for fiscal years beginning after December 15, 2006.  FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  The Company adopted FIN 48 on January 1, 2007, and recognized an increase of $38 thousand in the liability for unrecognized tax benefits (“UTBs”) and related net interest, and an offsetting decrease in its January 1, 2007 balance of retained earnings.  The Company has elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest expense.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

New and Adopted Accounting Pronouncements (continued)

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets – an amendment of FASB Statement No. 140.”  SFAS No. 156 requires all separately recognized servicing assets and liabilities to be initially measured at fair value and permits entities to choose to either subsequently measure servicing rights at fair value and report changes in fair value in earnings, or amortize servicing rights in proportion to, and over the estimated net servicing income or loss and assess the rights for impairment or the need for an increased obligation.  The option to subsequently measure servicing rights at fair value allows entities which utilize derivative instruments to hedge their servicing rights to account for such hedging relationships at fair value and avoid the complications of hedge accounting under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.”  SFAS No. 156 was effective for fiscal years beginning after September 15, 2006.  The adoption of this statement did not have a material impact on the Company’s financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments – an amendment of FASB Statements No. 133 and 140.”  This statement amended SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities,” and SFAS No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” and resolves issues addressed in SFAS No. 133 Implementation Issue No. D1, “Application of Statement 133 to Beneficial Interests in Securitized Financial Assets.”  The Company began applying SFAS No. 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007.  The election did not have a material impact on the Company’s financial position or results of operations.

In September 2005, the AICPA issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts.”  SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts.  The adoption of SOP 05-1 on January 1, 2007 did not have a material impact on the Company’s consolidated financial position and results of operations.

Accounting Standards Not Yet Adopted

In December of 2008, the FASB issued FSP FAS 132(R)-1 “Employers’ Disclosures about Postretirement Benefit Plan Assets,” which amends Statement 132(R) to require more detailed disclosure about employers’ plan assets, including employers’ investment strategies, major categories of plan assets, concentrations of risk within plan assets and valuation techniques used to measure the fair value of plan assets.  This FSP is effective for fiscal years ending after December 15, 2009.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts – an interpretation of FASB Statement No. 60.”  The scope of SFAS No. 163 is limited to financial guarantee insurance (and reinsurance) contracts issued by enterprises that are included within the scope of SFAS No. 60, “Accounting and Reporting by Insurance Enterprises,” and that are not accounted for as derivative instruments.  SFAS No. 163 excludes from its scope insurance contracts that are similar to financial guarantee insurance, such as mortgage guaranty insurance and credit insurance on trade receivables.  SFAS No. 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years, except for certain disclosures about the insurance enterprise’s risk management activities.  Except for certain disclosures, earlier application is not permitted.  The Company does not have any contracts with guarantees within the scope of this standard.  The adoption of SFAS No. 163 on January 1, 2009, will have no impact on its consolidated financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” an amendment of SFAS No. 133.  This statement amends and expands disclosures about an entity’s derivative and hedging activities with the intent to provide users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged.  SFAS No. 161 encourages, but does not require, comparative disclosures.  The Company will adopt SFAS No. 161 on January 1, 2009.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounting Standards Not Yet Adopted (continued)

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements.”  This statement amends Accounting Research Bulletin No. 51, “Consolidated Financial Statements” (“ARB 51”). Noncontrolling interest refers to the minority interest portion of the equity of a subsidiary that is not attributable directly or indirectly to a parent. SFAS No. 160 establishes accounting and reporting standards that require for-profit entities that prepare consolidated financial statements to (a) present noncontrolling interests as a component of equity, separate from the parent’s equity, (b) separately present the amount of consolidated net income attributable to noncontrolling interests in the statement of operations, (c) consistently account for changes in a parent’s ownership interests in a subsidiary in which the parent entity has a controlling financial interest as equity transactions, (d) require an entity to measure at fair value its remaining interest in a subsidiary that is deconsolidated, and (e) require an entity to provide sufficient disclosures that identify and clearly distinguish between interests of the parent and interests of noncontrolling owners.  SFAS No. 160 applies to all for-profit entities that prepare consolidated financial statements, and affects those for-profit entities that have outstanding noncontrolling interests in one or more subsidiaries or that deconsolidate a subsidiary.  SFAS No. 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008, with earlier adoption prohibited.  The Company does not have any noncontrolling interests within the scope of this guidance; the adoption of SFAS No. 160 on January 1, 2009 will have no impact on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations” (“SFAS No. 141(R)”). This statement replaces SFAS No. 141 and establishes the principles and requirements for how the acquirer in a business combination: (a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, (b) measures and recognizes positive goodwill acquired or gain from a bargain purchase (negative goodwill), and (c) determines the disclosure information that is useful to users of financial statements in evaluating the nature and financial effects of the business combination.  Some of the significant changes to the existing accounting guidance on business combinations made by SFAS No. 141(R) include the following:

•
Most of the identifiable assets acquired, liabilities assumed and any noncontrolling interest in the acquired entity shall be measured at their acquisition-date fair values rather than SFAS No. 141’s requirement to allocate the cost of an acquisition to individual assets acquired and liabilities assumed based on their estimated fair values;

•	Acquisition-related costs incurred by the acquirer shall be expensed in the periods in which the costs are incurred rather than included in the cost of the acquired entity;
•
Goodwill shall be measured as the excess of the consideration transferred, including the fair value of any contingent consideration, plus the fair value of any noncontrolling interest in the acquired entity, over the fair values of the acquired identifiable net assets, rather than measured as the excess of the cost of the acquired entity over the estimated fair values of the acquired identifiable net assets;

•
Contractual pre-acquisition contingencies are to be recognized at their acquisition date fair values and noncontractual pre-acquisition contingencies are to be recognized at their acquisition date fair values only if it is more likely than not that the contingency gives rise to an asset or liability, whereas SFAS No. 141 generally permits the deferred recognition of pre-acquisition contingencies until the recognition criteria of SFAS No. 5, “Accounting for Contingencies” are met; and

•	Contingent consideration shall be recognized at the acquisition date rather than when the contingency is resolved and consideration is issued or becomes issuable.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounting Standards Not Yet Adopted (continued)

SFAS No. 141(R) is effective for, and shall be applied prospectively to, business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, with earlier adoption prohibited. Assets and liabilities that arose from business combinations with acquisition dates prior to the SFAS No. 141(R) effective date shall not be adjusted upon adoption of SFAS No. 141(R) with certain exceptions for acquired deferred tax assets and acquired income tax positions. The Company will adopt SFAS No. 141(R) on January 1, 2009 and will apply this guidance to future business combinations as appropriate.

In June 2007, the AICPA issued SOP 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies.”  SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (“the Guide”).  This statement also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity.  In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor.  SOP 07-1 is effective for fiscal years beginning on or after December 15, 2007, with earlier application encouraged; however, in November 2007, the FASB decided to (1) delay indefinitely the effective date and (2) prohibit adoption by entity that has not early adopted the SOP 07-1.  The Company did not early adopt SOP 07-1.  SOP 07-1 as currently issued is not expected to have a material impact on the Company’s consolidated financial position or results of operations.

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

Effective May 31, 2007, Sun Life Financial completed its acquisition of Employee Benefits Group (“EBG”) from Genworth Financial, Inc. (“Genworth”).  Also effective May 31, 2007, the Company entered into a series of agreements with Sun Life and Health Insurance Company (U.S.) (“SLHIC”), one of the acquired companies (formerly named Genworth Life and Health Insurance Company), through which the New York issued business of SLHIC was transferred to the Company.  These agreements include a 100% coinsurance agreement for all existing and future new business issued in New York, a renewal rights agreement under which the Company has exclusive rights to renew in-force business assumed under the reinsurance agreement and an administrative service agreement under which the Company has agreed to assume direct responsibility for all sales and administration of existing and new business issued in New York (collectively, “the SLHIC asset transfer”).  These agreements, in accordance with SFAS No. 141, “Business Combinations,” were treated as a transfer of net assets between entities under common control.  The Company paid $40 million of total consideration to SLHIC.  SLHIC transferred assets at a carrying value of approximately $72 million, including $38.7 million of goodwill and other intangibles, as well as policyholder and other liabilities of approximately $32 million to the Company.  The Group Protection Segment of the Company reflects a significant increase in business as a result of these agreements.  These agreements have allowed the Company to expand its product offerings to include group dental insurance.

As part of the SLHIC asset transfer, the Company received certain intangible assets, subject to amortization, totaling $31.3 million.  These included the value of distribution acquired, VOBA and VOCRA.  The value of distribution acquired of $7.5 million is being amortized on a straight-line basis over its projected economic life of 25 years.  VOBA of $7.6 million is subject to amortization based upon expected premium income over the period from acquisition to the first customer renewal, generally not more than two years.  VOCRA of $16.2 million is subject to amortization based upon expected premium income over the projected life of the in-force business acquired, which is 20 years.  The Company recorded amortization for these intangible assets for the years ended December 31, 2008 and 2007, as follows:

	Value of Distribution	VOBA	VOCRA
2008	$299	$782	$4,627
2007	$149	$5,928	$1,854

 SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of transactions with those affiliates not included in the consolidated financial statements.

Reinsurance Related Agreements

Effective December 31, 2007, the Company entered into a reinsurance agreement with Sun Life Assurance Company of Canada (“SLOC”), an affiliate, under which SLOC will fund a portion of the statutory reserves required by New York Regulation 147, which is substantially similar to Actuarial Guideline 38 (“AXXX reserves”), as adopted by the National Association of Insurance Commissioners (“the NAIC”), attributable to certain individual universal life (“UL”) policies sold by the Company.  Under the agreement, the Company ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, certain in-force policies at December 31, 2007.  Future new business also will be reinsured under this agreement.

Capital Transactions

On December 31, 2008, the Company received a capital contribution of $150.0 million from its parent, Sun Life U.S.  The $150.0 million cash contribution was recorded as additional paid-in capital and was made to ensure the Company continues to exceed certain capital requirements, as prescribed by the NAIC.  The NAIC has established regulations that provide minimum capitalization requirements based on risk-based capital formulas for life companies, which establishes capital requirements relating to insurance, business, asset and interest rate risks, including equity, interest rate and expense recovery risks associated with variable annuities that contain death benefits or certain living benefits.

Administrative Service Agreements

The Company has agreements with Sun Life U.S. and certain affiliates, under which the Company receives, as requested, certain investment and administrative services on a cost-reimbursement basis.  Expenses under these agreements amounted to approximately $35.5 million, $26.5 million and $14.5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

The Company had $8.3 million and $9.8 million due to related parties at December 31, 2008 and 2007, respectively, and $8.8 million and $16.1 million due from related parties at December 31, 2008 and 2007, respectively.

During the years ended December 31, 2008, 2007 and 2006, the Company paid $2.1 million, $2.0 million and $1.4 million, respectively, in distribution fees to Sun Life Financial Distributors, Inc.

Effective November 7, 2007, Independent Financial Marketing Group, Inc. (“IFMG”) was sold by Sun Life Financial and is no longer an affiliate of the Company.  For that period of time in 2007 for when it was still affiliated, the Company paid $1.0 million in commission fees to IFMG.  The Company did not pay commission fees to IFMG in 2008.  During the year ended December 31, 2006, the Company paid $1.5 million in commission fees to IFMG.

During the years ended December 31, 2008, 2007 and 2006, the Company paid $1.6 million, $1.3 million and 1.3 million, respectively, in investment advisory fees to Sun Capital Advisers LLC, a registered investment adviser.

As more fully described in Note 11, the Company participates in a pension plan and other post-retirement benefit plans sponsored by Sun Life U.S.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities at December 31, 2008 were as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale fixed maturity securities:	Cost	Gains	Losses	Value
Non-corporate securities
Collateralized mortgage obligations	$6,575	$26	$(602)	$5,999
Mortgage-backed securities	217	4	-	221
U.S. treasury and agency securities	2,989	1,423	-	4,412
Total non-corporate securities	9,781	1,453	(602)	10,632
Corporate securities
Basic industry	4,121	-	(1,094)	3,027
Capital goods	9,639	190	(2,357)	7,472
Communications	27,112	303	(1,967)	25,448
Consumer cyclical	17,705	417	(3,230)	14,892
Consumer noncyclical	9,223	85	(531)	8,777
Energy	14,072	190	(2,402)	11,860
Finance	62,424	108	(17,234)	45,298
Technology	1,495	-	(167)	1,328
Transportation	749	-	(149)	600
Utilities	22,479	109	(3,798)	18,790
Total corporate securities	169,019	1,402	(32,929)	137,492
Total available-for-sale fixed maturities	$178,800	$2,855	$(33,531)	$148,124

	Amortized	Gross	Gross	Fair
Trading fixed maturity securities:	Cost	Gains	Losses	Value
Non-corporate securities
Asset backed securities	$11,839	$200	$(1,757)	$10,282
Collateralized mortgage obligations	28,512	54	(3,936)	24,630
Mortgage backed securities	24,233	350	(126)	24,457
Foreign government and agency securities	5,060	329	(88)	5,301
U.S. treasury and agency securities	9,000	584	-	9,584
Total non-corporate securities	78,644	1,517	(5,907)	74,254
Corporate securities
Basic industry	13,030	11	(2,450)	10,591
Capital goods	44,305	106	(4,637)	39,774
Communications	96,822	44	(7,400)	89,466
Consumer cyclical	95,193	671	(11,964)	83,900
Consumer noncyclical	56,670	110	(4,981)	51,799
Energy	54,828	4	(4,151)	50,681
Finance	530,315	8	(115,880)	414,443
Technology	30,636	-	(5,944)	24,692
Transportation	9,145	115	(810)	8,450
Utilities	138,086	338	(16,047)	122,377
Other	18,969	41	(628)	18,382
Total corporate securities	1,087,999	1,448	(174,892)	914,555
Total trading fixed maturities	$1,166,643	$2,965	$(180,799)	$988,809

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Fixed Maturities (continued)

The Company held no trading fixed maturity securities at December 31, 2007.  The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2007 were as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Non-corporate securities
Asset backed securities	$23,653	$75	$(210)	$23,518
Collateralized mortgage obligations	74,027	441	(783)	73,685
Mortgage-backed securities	4,780	123	-	4,903
Foreign government and agency securities	3,570	129	-	3,699
U.S. treasury and agency securities	4,999	414	-	5,413
Total non-corporate securities	111,029	1,182	(993)	111,218
Corporate securities
Basic industry	14,169	120	(272)	14,017
Capital goods	80,959	624	(1,379)	80,204
Communications	97,081	1,761	(1,066)	97,776
Consumer cyclical	90,088	445	(3,970)	86,563
Consumer noncyclical	54,292	436	(502)	54,226
Energy	51,459	670	(457)	51,672
Finance	658,821	1,868	(29,468)	631,221
Technology	25,500	40	(405)	25,135
Transportation	12,926	373	(267)	13,032
Utilities	89,372	1,957	(917)	90,412
Other	32,752	355	(15)	33,092
Total corporate securities	1,207,419	8,649	(38,718)	1,177,350
Total available-for-sale fixed maturities	$1,318,448	$9,831	$(39,711)	$1,288,568

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Fixed Maturities (continued)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below.  Actual maturities may differ from contractual maturities on ABS, CMO and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2008
	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$-	$-
Due after one year through five years	4,359	3,431
Due after five years through ten years	20,136	16,362
Due after ten years	147,513	122,111
Subtotal – Maturities available-for-sale	172,008	141,904
ABS, CMO and MBS securities	6,792	6,220
Total – Available-for-sale	$178,800	$148,124

Maturities of trading fixed securities:
Due in one year or less	$192,970	$175,195
Due after one year through five years	550,513	475,231
Due after five years through ten years	258,850	207,861
Due after ten years	99,726	71,153
Subtotal – Maturities for trading	1,102,059	929,440
ABS, CMO and MBS securities	64,584	59,369
Total – Trading	$1,166,643	$988,809

Gross gains of $0.9 million, $2.0 million and $3.4 million, and gross losses of $20.3 million, $1.0 million and $10.2 million were realized on the sale of fixed maturities for the years ended December 31, 2008, 2007 and 2006, respectively.

Fixed maturities with an amortized cost of approximately $0.4 million and $0.4 million at both December 31, 2008 and 2007, respectively, were on deposit with governmental authorities as required by law.

As of December 31, 2008 and 2007, 94.0% and 95.8%, respectively, of the Company’s fixed maturity securities were investment grade.  Investment grade securities are those that are rated “BBB” or better by nationally recognized statistical rating organizations.  The Company incurred realized losses totaling $11.3 million, $4.8 million and $0.8 million for the years ended December 31, 2008, 2007 and 2006, respectively, for other-than-temporary impairments on its available-for-sale fixed maturity securities.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes

At December 31, 2008, the Company held $1.7 billion in invested assets and cash.  Of this balance, $148.1 million was invested in fixed-maturity securities designated as available-for-sale.  Of the $148.1 million of available-for-sale fixed maturities, securities with a fair value of $119.8 million were in an unrealized loss position totaling $33.5 million.  At December 31, 2008, 23% of securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.  The total unrealized loss position for such securities was $1.2 million.

In the available-for-sale fixed maturity portfolio, securities with a fair value of $7.3 million, representing 0.4% of the total invested asset balance, were comprised of below-investment-grade or not-rated securities.  Of the total of the securities that were below-investment-grade or not-rated at December 31, 2008, securities with a fair value of $5.1 million, representing 0.3% of the total invested asset balance, were in an unrealized loss position that totaled $0.7 million.  At December 31, 2008, 74.7% of these securities in an unrealized loss position, based on fair value, were securities with fair value to amortized cost percentages of greater than or equal to 90%.

The Company’s portfolio monitoring process is designed to identify securities that may be other-than-temporarily impaired.  The Company has a Credit Committee comprised of professionals from the investment and accounting functions that meets at least quarterly to review individual issues or issuers that may be of concern.  The process involves a quarterly screening of all impaired securities, with particular attention paid to identify those securities whose fair value to amortized cost percentages have been less than 80% for an extended period of time.  Additionally, the Company screens all sales transactions which generated realized losses in excess of $150 thousand and 10% of amortized cost in order to identify identical securities or issuers which the Company continues to hold.  Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial condition and its near term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.

“Watch List”- Management has concluded that the fair value will increase enough to recover the Company’s amortized cost, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.

“Impaired List”- Management has concluded that the fair value will not increase enough to recover the Company’s amortized cost and an other-than-temporary-impairment charge is recorded to income or the security is sold and a realized loss is recorded as a charge to income.  Impairments are classified as either credit-related or interest-related.  The Company categorizes impairments as credit-related if there are current concerns regarding the issuers’ ability to pay all principal and interest amounts due, according to the contractual terms of the security or if the decline in fair value of the security is driven by issuer-specific credit events.  The Company characterizes impairments as interest-related if the depression in fair value of the security was due to changes in interest rates or general credit spread widening and for which the Company has determined it no longer has the intent or ability to hold a security until recovery to amortized cost.  For the year ended December 31, 2008, other-than-temporary impairments on available-for-sale fixed maturities of $11.3 million were recorded as a charge to income.  The $11.3 million of realized losses for other-than-temporary impairments for the year ended December 31, 2008 were credit-related.  For the years ended December 31, 2007 and 2006, other-than-temporary impairments on available-for-sale fixed maturities of $4.8 million and $0.8 million, respectively, were recorded as a charge to income.  The $4.8 million and $0.8 million of realized losses for other-than-temporary impairments for the years ended December 31, 2007 and 2006, respectively, also were credit-related.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes (continued)

At each balance sheet date, management also evaluates securities in an unrealized loss position and determines if the Company has the intent and ability to hold the securities until recovery.  If events or circumstances change, such as unexpected changes in the creditworthiness of the issuer, unanticipated changes in interest rates and/or credit spreads, changes in tax laws or accounting rules, changes in statutory capital requirements, or greater than expected liquidity needs, management will reconsider whether the Company has the intent and ability to hold a security until recovery.  If subsequent to the balance sheet date and due to an unexpected change in circumstances, the Company determines that it no longer intends to hold a security until recovery, a loss is recognized in net income in the period in which the intent to hold to recovery no longer exists.

There are inherent risks and uncertainties in management’s evaluation of securities for other-than-temporary impairment.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for other-than-temporary impairment.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  Investment income would have increased by $0.2 million for the year ended December 31, 2008, if these holdings were performing.  For the years ended December 31, 2007 and 2006, accrued income was not materially impacted by the termination of accrual accounting on holdings for issuers in default.  At December 31, 2008, the fair market value of holdings for issuers in default was $1.3 million.  At December 31, 2007, the Company did not have any holdings for issuers that were in default.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes (continued)

Unrealized Losses

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector, number of securities (not in thousands), and length of time that the individual securities had been in an unrealized loss position at December 31, 2008:

	Less than Twelve Months			Twelve Months or More			Total
	No. (1)	Fair Value	Gross Unrealized Losses	No. (1)	Fair Value	Gross Unrealized Losses	No. (1)	Fair Value	Gross Unrealized Losses

Non-Corporate Securities – Collateralized mortgage obligations	1	$ 451	$ (50)	2	$ 4,476	$ (552)	3	$ 4,927	$ (602)
Corporate Securities
Basic industry	2	1,614	(365)	1	1,413	(729)	3	3,027	(1,094)
Capital goods		-	-	3	3,815	(2,357)	3	3,815	(2,357)
Communications	10	15,852	(1,923)	3	5,539	(44)	13	21,391	(1,967)
Consumer cyclical	2	2,439	(537)	5	7,500	(2,693)	7	9,939	(3,230)
Consumer noncyclical	2	3,376	(170)	2	3,030	(361)	4	6,406	(531)
Energy	5	5,552	(1,129)	2	4,900	(1,273)	7	10,452	(2,402)
Finance	8	6,333	(1,660)	25	33,556	(15,574)	33	39,889	(17,234)
Technology	1	1,329	(167)	-	-	-	1	1,329	(167)
Transportation	-	-	-	1	600	(149)	1	600	(149)
Utilities	9	15,318	(2,769)	4	2,744	(1,029)	13	18,062	(3,798)
Total Corporate Securities	39	51,813	(8,720)	46	63,097	(24,209)	85	114,910	(32,929)
Grand Total	40	$ 52,264	$ (8,770)	48	$ 67,573	$ (24,761)	88	$ 119,837	$ (33,531)

(1)	These columns present the number of securities in an unrealized loss position at December 31, 2008, and are not in thousands.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes (continued)

Unrealized Losses (continued)

The following table shows the fair value and gross unrealized losses of the Company’s available-for-sale fixed maturity investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector, number of securities (not in thousands), and length of time that the individual securities had been in an unrealized loss position at December 31, 2007:

	Less than Twelve Months			Twelve Months or More			Total
	No. (1)	Fair Value	Gross Unrealized Losses	No. (1)	Fair Value	Gross Unrealized Losses	No. (1)	Fair Value	Gross Unrealized Losses
Non-Corporate Securities
Asset backed securities	-	$ -	$ -	16	$ 12,806	$ (210)	16	$ 12,806	$ (210)
Collateralized mortgage obligations	7	7,941	(69)	28	31,957	(714)	35	39,898	(783)
Total Non-Corporate	7	7,941	(69)	44	44,763	(924)	51	52,704	(993)
Corporate Securities
Basic industry	5	8,461	(237)	1	962	(35)	6	9,423	(272)
Capital goods	14	52,401	(1,105)	3	7,918	(274)	17	60,319	(1,379)
Communications	15	46,697	(489)	6	7,572	(577)	21	54,269	(1,066)
Consumer cyclical	20	45,627	(2,158)	8	18,374	(1,812)	28	64,001	(3,970)
Consumer noncyclical	4	18,084	(113)	3	5,422	(389)	7	23,506	(502)
Energy	8	27,776	(401)	3	2,078	(56)	11	29,854	(457)
Finance	131	489,555	(25,280)	36	48,825	(4,188)	167	538,380	(29,468)
Technology	4	15,938	(44)	1	6,639	(361)	5	22,577	(405)
Transportation	6	5,557	(237)	1	739	(30)	7	6,296	(267)
Utilities	16	21,624	(251)	11	21,019	(666)	27	42,643	(917)
Other	5	7,393	(1)	1	2,015	(14)	6	9,408	(15)
Total Corporate Securities	228	739,113	(30,316)	74	121,563	(8,402)	302	860,676	(38,718)
Grand Total	235	$ 747,054	$ (30,385)	118	$ 166,326	$ (9,326)	353	$ 913,380	$ (39,711)

(1)	These columns present the number of securities in an unrealized loss position at December 31, 2007, and are not in thousands.

The Company’s available-for-sale fixed maturity gross unrealized loss position decreased by $6.2 million as of December 31, 2008, as compared to December 31, 2007.  The change in unrealized losses was primarily due to the adoption of SFAS No. 159, under which the Company elected the FV option for all fixed maturity securities attributable to certain life, health and annuity products, which had previously been designated as available-for-sale.  At December 31, 2007, such available-for-sale securities had a market value of $1,112.7 million and an amortized cost of $1,135.6 million, and are now classified as trading securities.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Overview of the Company's Investment Holdings and Portfolio Monitoring Processes (continued)

Unrealized Losses (continued)

The sectors in the Company’s portfolio that recognized the largest unrealized losses were the finance and utilities sectors.  As of December 31, 2008, there were 33 securities accounting for unrealized losses of $17.2 million in the finance sector.  Of these unrealized losses, 99.9% were related to investment-grade issues (rated AAA through BBB).

As of December 31, 2008, there were 13 securities accounting for unrealized losses of $3.8 million in the utilities sector.  Of these unrealized losses, 99.0% were related to investment-grade issues (rated AAA through BBB).  All securities held at December 31, 2008 were subject to the Company’s portfolio monitoring process.

Because securities issued by the same issuer with different CUSIP numbers typically have different investment characteristics, such as secured or unsecured, shorter or longer maturities, or different interest rates, management’s analyses of unrealized and realized losses are performed at the CUSIP number level.  The Company also considers the credit condition of issuers at the entity level and considers various issues affecting an issuer collectively as facts and circumstances warrant.

Realized Losses

During the years ended December 31, 2008 and 2007, the Company did not record any realized losses related to the sale of available-for-sale fixed maturity securities that were in an unrealized loss position.  During the year ended December 31, 2006, the Company recorded $6.8 million in realized losses related to the sale of available-for-sale fixed maturity securities that had been in an unrealized loss position.

Mortgage Loans

The Company invests in commercial first mortgage loans throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of each property’s value at the time that the original loan is made.

The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, appropriate allowances for losses have been made.  In those cases where, in management’s judgment, the mortgage loan’s value has been impaired, appropriate losses are recorded.  The Company did not incur losses for impairments on mortgage loans for the years ended December 31, 2008, 2007 and 2006.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Mortgage Loans (continued)

Mortgage loans comprised the following property types and geographic regions at December 31:

Property type:	2008	2007
Office building	$46,484	$47,284
Residential	1,505	1,609
Retail	82,097	79,356
Industrial/warehouse	30,649	32,672
Other	11,154	9,520
Valuation allowance	-	(236)

Total	$171,889	$170,205

Geographic region:	2008	2007
Alabama	$1,788	$1,838
Arizona	6,044	6,322
California	10,827	5,579
Colorado	9,814	9,812
Florida	14,191	16,151
Georgia	8,110	8,453
Idaho	561	578
Illinois	1,847	1,919
Indiana	7,129	6,722
Iowa	1,188	-
Kansas	2,595	2,664
Louisiana	1,411	1,475
Maryland	9,576	9,972
Massachusetts	1,900	486
Michigan	3,005	3,136
Minnesota	503	528
Mississippi	707	738
Missouri	6,869	8,266
Nevada	56	57
New Jersey	6,421	6,598
New Mexico	679	697
New York	17,043	17,357
North Carolina	2,803	3,018
Ohio	10,746	11,252
Oregon	976	994
Pennsylvania	9,201	10,163
Tennessee	2,044	2,100
Texas	28,421	27,725
Utah	2,078	2,292
Virginia	3,356	3,549
Valuation allowance	-	(236)
Total	$171,889	$170,205

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

4. INVESTMENTS (continued)

Mortgage Loans (continued)

At December 31, 2008, scheduled mortgage loan maturities were as follows:

2009	$117
2010	600
2011	10,829
2012	4,747
2013	22,672
Thereafter	132,924
Total	$171,889

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations, with or without prepayment penalties, and loans may be refinanced.

The Company has made funding commitments of mortgage loans on real estate and other loans into the future.  The outstanding funding commitments for these mortgages amounted to $3.4 million at December 31, 2007.  The Company had no funding commitments at December 31, 2008.

Securities Lending

The Company participates in a securities lending program to generate additional income, whereby certain fixed maturity securities are loaned for a specified period of time from the Company’s portfolio to qualifying third parties, via a lending agent.  Borrowers of these securities provide collateral of 102% of the market value of the loaned securities.  The Company generally accepts cash as the only form of collateral.  Under the terms of the securities lending program, the lending agent indemnifies the Company against borrower defaults.

As of December 31, 2008 and 2007, the fair value of the loaned securities was approximately $4.7 million and $86.4 million, respectively, and was included in fixed maturities, available-for-sale, and cash and cash equivalents in the Company’s consolidated balance sheets.  The Company had accepted cash collateral relating to the securities lending program in the amount of $4.9 million and $69.1 million as of December 31, 2008 and 2007, respectively, all of which was re-invested in certain cash instruments and other available-for-sale securities.  The Company records the collateral investments at fair value in the consolidated balance sheets in other invested assets and changes in the fair value of the available-for-sale securities is recorded in other comprehensive income.  The fair value of the collateral investments at December 31, 2008 and 2007 was $4.5 million and $69.1 million, respectively.

The Company earns income from the reinvestment of the cash collateral.  The Company recorded before-tax income from securities lending transactions, net of lending fees, of $0.2 million, $0.2 million and $0.1 million for the years ended December 31, 2008, 2007 and 2006, respectively, which was included in net investment income.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT

On January 1, 2008, the Company adopted SFAS No. 157.  SFAS No. 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.  SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

The impact on January 1, 2008, of adopting SFAS No. 157, was a reduction to the value of the Company’s embedded derivative liabilities of $0.4 million.  This change is primarily a result of changes to the valuation assumptions regarding policyholder behavior, primarily lapses, as well as the incorporation of risk margins and the Company’s own credit standing in the valuation of embedded derivatives.

In compliance with SFAS No. 157, the Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Please refer to Note 8 regarding the valuation techniques utilized by the Company to measure the fair values included herein.  There have been no changes to these techniques during the year ended December 31, 2008.

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices and listed derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the Government, municipal bonds, structured notes and certain MBS and ABS, certain corporate debt, certain private equity investments and certain derivatives.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (continued)

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain MBS and ABS, certain corporate debt, certain private equity investments, certain mutual fund holdings and certain derivatives, including derivatives embedded in annuity contracts and funding agreements.

Fair Value Hierarchy
The following table presents the Company's categories for its assets measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturities
Asset-backed and mortgage-backed securities	$-	$6,220	$-	$6,220
Foreign government	-	-	-	-
States and political subdivisions	-	-	-	-
U.S. Treasury and agency securities	4,412	-	-	4,412
Corporate securities	-	135,118	2,374	137,492
Total available-for-sale fixed maturities	4,412	141,338	2,374	148,124

Trading fixed maturities
Asset-backed and mortgage-backed securities	-	50,869	8,500	59,369
Foreign governments	-	5,301	-	5,301
States and political subdivisions	-	-	-	-
U.S. Treasury and agency securities	9,584	-	-	9,584
Corporate securities	-	903,803	10,752	914,555
Total trading fixed maturities	9,584	959,973	19,252	988,809

Other invested assets	1,600	2,887	-	4,487
Cash and cash equivalents	377,958	-	-	377,958
Total investments and cash	393,554	1,104,198	21,626	1,519,378

Other assets
Separate account assets (1) (2)	3	686,366	4,970	691,339

Total assets measured at fair value on a recurring basis	$393,557	$1,790,564	$26,596	$2,210,717

(1) Pursuant to the conditions set forth in AICPA SOP 03-1, the value of separate account liabilities is set to equal the fair value for separate account assets.
(2) Excludes $0.8 million, primarily related to investment sales receivable, net of investment purchases payable, that are not subject to SFAS No. 157.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (continued)

Fair Value Hierarchy (continued)

The following table presents the Company's categories for its liabilities measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$-	$-	$10,555	$10,555
Guaranteed minimum accumulation benefit liability	-	-	37,096	37,096
Derivatives embedded in reinsurance contracts	-	(12,001)	-	(12,001)
Total other policy liabilities	-	(12,001)	47,651	35,650

Other liabilities
Bank overdrafts	12,587	-	-	12,587

Total liabilities measured at fair value on a recurring basis	$12,587	$(12,001)	$47,651	$48,237

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (continued)

The following table shows a reconciliation of the beginning and ending balances for assets and liabilities which are categorized as Level 3 for the year ended December 31, 2008:

Assets	Beginning balance	Total realized and unrealized gains (losses)	Purchases, issuances, and settlements (net)		Transfers in and/or (out) of level 3 (1)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Available-for-sale fixed maturities
Asset-backed and mortgage-backed securities	$-	$-	$-	$-	$-	$-	$-
Foreign government	-	-	-	-	-	-	-
States and political subdivisions	-	-	-	-	-	-	-
U.S. Treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	2,637	111	(1,999)	(149)	1,774	2,374	-
Total available-for-sale fixed maturities	2,637	111	(1,999)	(149)	1,774	2,374	-

Trading fixed maturities
Asset-backed and mortgage-backed securities	-	(1,650)	-	-	10,150	8,500	-
Foreign governments	-	-	-	-	-	-	-
States and political subdivisions	-	-	-	-	-	-	-
U.S. Treasury and agency securities	-	-	-	-	-	-	-
Corporate securities	13,237	(4,285)	-	(161)	1,961	10,752	-
Total trading fixed maturities	13,237	(5,935)	-	(161)	12,111	19,252	-

Other invested assets	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-
Total investments and cash	15,874	(5,824)	(1,999)	(310)	13,885	21,626	-

Other assets
Separate account assets (2)	-	(574)	-	5,544	-	4,970	-

Total assets measured at fair value on a recurring basis	$15,874	$(6,398)	$(1,999)	$5,234	$13,885	$26,596	$-

(1)	Transfers in and/or (out) of Level 3 during the year ended December 31, 2008 are primarily attributable to changes in the observability of inputs used to price the securities.
(2)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

5. FAIR VALUE MEASUREMENT (continued)

	Beginning balance	Total realized and unrealized (gains) losses		Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date
		Included in earnings	Included in other comprehensive income
Liabilities
Other policy liabilities
Guaranteed minimum withdrawal benefit liability	$349	$9,398	$-	$808	$-	$10,555	$9
Guaranteed minimum accumulation benefit liability	2,850	31,857	-	2,389	-	37,096	31
Derivatives embedded in reinsurance contracts	-	-	-	-	-		-
Fixed Index Annuities	-	-	-	-	-		-

Total liabilities measured at fair value on a recurring basis	$3,199	$41,255	$-	$3,197	$-	$47,651	$40

The FV Option

SFAS No. 159 provides entities the option to measure certain financial assets and financial liabilities at fair value with changes in fair value recognized in earnings each period.  SFAS No. 159 permits the FV option election on an instrument-by-instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument.  The Company adopted SFAS No. 159 as of January 1, 2008.  The Company elected to apply the provisions of SFAS No. 159 for all fixed maturity securities attributable to certain life, health and annuity products, which had previously been designated as available-for-sale.  At December 31, 2007, such available-for-sale securities had a market value of $1,112.7 million and an amortized cost of $1,135.6 million.

The Company adopted the FV option to align its accounting policies with those of its parent, Sun Life U.S.  Sun Life U.S. has adopted the FV option to mitigate earnings volatility caused by changes in the fair values of its derivative instruments and changes in the fair value of its fixed maturity investments.  Additionally, this election provides greater accounting consistency with SLF, and will make it possible for the Company to employ different investment strategies in the future, whereby portfolio trading will not influence the Company’s accounting.

In accordance with SFAS No. 159 and SFAS No. 95, “Statement of Cash Flows (as amended),” the Company presents purchases and sales of its fixed maturity securities designated as trading as gross in the investing activities section of the statement of cash flows.  This presentation supports the nature and purpose for which those securities were acquired, which was to not sell them in the near term.

Investment income for both trading and available-for-sale fixed maturities is recognized when earned, including amortization of any premium or accretion of any discount, and the effect of estimated principal repayments, if applicable.  Investment income is reported as a component of net investment income in the statement of operations.

As a result of adoption of SFAS No. 159, the Company recorded an increase to opening accumulated other comprehensive income and a related decrease to opening retained earnings of $7.4 million, related to the unrealized loss on investments, net of DAC, VOBA, policyholder liabilities, and tax effects at January 1, 2008, the date of adoption.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

6. NET REALIZED INVESTMENT LOSSES

Net realized investment losses on available-for-sale fixed maturity securities and other investments consisted of the following for the years ended December 31:

	2008	2007	2006

Fixed maturities	$86	$1,028	$(6,834)
Mortgage loans	236	(21)	-
Other invested assets	18	18	-
Other-than-temporary impairments	(11,326)	(4,823)	(771)
Sales of previously impaired assets	-	311	1,524
Net realized investment losses	$(10,986)	$(3,487)	$(6,081)

7. NET INVESTMENT (LOSS) INCOME

Net investment (loss) income by asset class consisted of the following for the years ended December 31:

	2008	2007	2006

Fixed maturities – Interest and other income	$68,096	$84,065	$88,091
Fixed maturities – Change in fair value and net realized losses on trading securities	(185,548)	-	-
Mortgage loans	10,712	11,249	10,017
Ceded under reinsurance agreements	(4,451)	-	-
Other	285	266	591
Gross investment (loss) income	(110,906)	95,580	98,699
Less: Investment expenses	1,602	1,271	1,334
Net investment (loss) income	$(112,508)	$94,309	$97,365

Ceded investment income on funds withheld reinsurance portfolios is included as a component of net investment income and is accounted for consistent with the policies outlined in Note 1.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, “Disclosure about Fair Value of Financial Instruments,” excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments at December 31:

	2008		2007
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 377,958	$ 377,958	$ 65,901	$ 65,901
Fixed maturities	1,136,933	1,136,933	1,288,568	1,288,568
Mortgage loans	171,889	173,557	170,205	172,128
Policy loans	156	164	118	118
Other invested assets	4,529	4,529	69,138	69,138
Separate account assets	690,524	690,524	929,008	929,008

Financial liabilities:
Contractholder deposit funds and other policy liabilities	1,275,160	1,231,100	1,285,259	1,187,534
Other liabilities	12,587	12,587	16,721	16,721
Separate account liabilities	690,524	690,524	929,008	929,008

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The carrying value for cash and cash equivalents approximates fair value due to the short-term nature and liquidity of the balance.

Fixed maturities: The Company determines the fair value of its publicly-traded fixed maturities using four primary pricing methods: third-party pricing services, non-binding broker quotes, pricing matrices, and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining three methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing matrices and models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

8. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

Fixed maturities (continued): Structured securities, such as CMOs, CMBS, and ABS, are priced using a matrix, fair value model or independent broker quotations.  CMBS securities, which are a subset of the Company's CMO holdings, are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Other CMOs and ABS are priced using matrices, models and independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, MBS, CMBS, and CMOs.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturities, fair values are estimated using matrices, which take into account credit spreads for publicly-traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturities are also priced using market prices or broker quotes.

Mortgage loans: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans: The fair value of policy loans is determined by estimating future cash flows discounted at the current average policy loan rates.

Other invested assets:  This financial instrument primarily consists of certain cash instruments and fixed maturity securitites, which were purchased using cash collateral related to a securities lending program in which the Company participates.  The fair value of the cash instrument is consistent with the method used in calculating the fair value of the cash and cash equivalents, as described above.  The pricing methods used for the fixed maturity securities component of the securities lending is as explained in the fair value of fixed maturities above.

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Contractholder deposit funds and other policy liabilities: The fair values of the Company’s general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued.  Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.  The fair values of S&P 500 Index and other equity-linked embedded derivatives are produced using standard derivative valuation techniques.  GMABs and GMWBs are considered to be derivatives under SFAS No. 133, and are included in contractholder deposit funds. Prior to the adoption of SFAS No. 157, the fair value of the embedded derivatives was calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions were based on experience studies and industry standards.  Consistent with the provisions of SFAS No. 157, effective January 1, 2008, the Company began incorporating risk margins and the Company’s own credit standing, as well as changes in assumptions regarding policyholder behavior, in the calculation of the fair value of embedded derivatives.

Other liabilities:  This financial instrument consists of issued checks and transmitted wires that have not been cashed and processed in the Company’s bank accounts at the end of the reporting period.  The fair value of other liabilities is consistent with the method used in calculating the fair value of the cash and cash equivalents, as described above.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

9. GOODWILL AND OTHER INTANGIBLE ASSET

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the Company’s business acquisitions.  Goodwill of $7.3 million, allocated to the Company’s Group Protection Segment, is attributable to the SLHIC asset transfer, on May 31, 2007, as described in Note 2.  At December 31, 2007, the Company also held goodwill of $37.8 million, allocated to the Company’s Wealth Management Segment, attributable to the 2001 acquisition of Keyport Benefit Life Insurance Company (“KBL”), which had been a wholly-owned subsidiary of Keyport Life Insurance Company.

In accordance with SFAS No. 142, goodwill is tested for impairment on an annual basis.  The Company completed the required impairment tests of goodwill during the second quarter of 2008 and concluded that this asset was not impaired.  Due to market declines in the fourth quarter of 2008, the Company performed additional analyses of goodwill and concluded that the goodwill obtained in connection with the acquisition of KBL was impaired.  An estimate of the fair value of the reporting unit was calculated, based on an actuarial appraisal of the embedded value of the reporting unit.  This fair value was then allocated among the reporting unit’s tangible and intangible assets and its liabilities to determine the implied fair value of goodwill.  As a result, the Company has recorded an impairment charge of $37.8 million in the fourth quarter, which represents the entire balance of goodwill obtained in connection with the purchase of KBL.  The impairment charge is included in the operating results of the Wealth Management Segment.

The Company also has tested the goodwill maintained in the Group Protection Segment and has concluded that it is not impaired at December 31, 2008.

An intangible asset with a gross carrying amount of $7.5 million and a net amortized balance of $7.0 million, at December 31, 2008, is allocated to the Group Protection Segment.  As described in Note 2, the intangible asset is attributable to the SLHIC asset transfer, and represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over the asset’s estimated economic life of 25 years, representing the period for which the Company expects to earn premiums from new sales stemming from the added distribution capacity.  The Company amortized $299 thousand and $149 thousand for this intangible asset for the years ended December 31, 2008 and 2007, respectively.  The Company used a half-year convention for the first year of amortization in 2007.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.

The impact of reinsurance agreements on the Company’s operating results is given as follows:

	For the Years Ended December 31,
	2008	2007	2006

Premiums and annuity considerations:
Direct	$51,585	$47,194	$40,773
Assumed	63,365	46,582	-
Ceded	(3,879)	(2,894)	(2,451)
Net premiums and annuity considerations	$111,071	$90,882	$38,322

Fee and other income:
Direct	$27,074	$28,733	$21,966
Assumed	-	-	-
Ceded	(17,393)	(2,085)	(883)
Net fee and other income	$9,681	$26,648	$21,083

Interest credited:
Direct	$48,063	$51,390	$56,379
Assumed	-	-	-
Ceded	(2,934)	-	-
Net interest credited	$45,129	$51,390	$56,379

Policyowner benefits:
Direct	$42,598	$43,967	$31,579
Assumed	42,663	30,018	-
Ceded	(4,472)	(4,676)	(2,322)
Net policyowner benefits	$80,789	$69,309	$29,257

Commission and other operating expenses:
Direct	$47,728	$33,200	$23,213
Assumed	6,104	3,865	-
Ceded	(8,991)	(648)	(225)
Net commission and other operating expenses	$44,841	$36,417	$22,988

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10. REINSURANCE (continued)

A brief discussion on the Company’s significant reinsurance agreements by business segment follows.  (Note 17 also provides additional information on the Company’s business segments.)

Group Protection Segment

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company’s group life contracts.  Under this agreement, certain group life mortality benefits are reinsured on a yearly- renewable term basis.  The agreement provides that the unrelated company will reinsure amounts in excess of $0.7 million per claim for group life contracts and $0.3 million per claim for group accidental death and dismemberment contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the Company’s group stop loss contracts.  Under this agreement, certain stop loss benefits are reinsured on a yearly-renewable term basis.  The agreement provides that the unrelated company will reinsure specific claims for amounts in excess of $1.5 million per claim for stop loss contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of the Company’s group long-term disability contracts.  Under this agreement, certain long-term disability benefits are reinsured on a yearly-renewable term basis.  The agreement provides that the unrelated company will reinsure amounts in excess of $10 thousand per claim per month for long-term disability contracts ceded by the Company.

The Company has an agreement with an unrelated company whereby the unrelated company reinsures 100% of the risks on a quota share basis for certain specific group life and disability policies.

As previously described, the Company has an agreement, effective May 31, 2007, to assume the net risks of an affiliate, SLHIC, for its New York-issued policies.  At December 31, 2008, the Company held policyholder liabilities of $32.8 million related to this agreement.  In addition, the activities related to the reinsurance agreement have increased revenues by $63.4 million and $46.6 million for the years ended December 31, 2008 and 2007, respectively, and have increased expenses by $49.3 million and $33.9 million for the years ended December 31, 2008 and 2007, respectively.

Individual Protection Segment

Effective December 31, 2007, the Company entered into a reinsurance agreement with SLOC under which SLOC will fund AXXX reserves, attributable to certain UL policies sold by the Company.  Under this agreement, the Company ceded, and SLOC assumed, on a funds withheld 90% coinsurance basis, certain in-force policies at December 31, 2007.  Future new business will also be reinsured under this agreement.  Related to this agreement, the Company held the following assets and liabilities at December 31:

	2008	2007
Assets Reinsurance receivables	$77,628	$117,293
Other assets	2,676	-

Liabilities Contractholder deposit funds and other policy liabilities	63,210	66,170
Future contract and policy benefits	3,162	3,974
Reinsurance payable to an affiliate	140,832	117,367
Other liabilities	1,057	-

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

10. REINSURANCE (continued)

Individual Protection Segment (continued)

Reinsurance payable to an affiliate includes a funds withheld liability of $89.4 million and $71.6 million at December 31, 2008 and 2007, respectively; and a deferred gain of $51.4 million and $45.7 million at December 31, 2008 and 2007, respectively.  The funds withheld assets comprised of trading fixed maturity securities and mortgage loans being managed by the Company.  The coinsurance treaty with funds withheld gives rise to an embedded derivative requiring that it be separated from the host reinsurance contract.  The fair value of the embedded derivative reduced contractholder deposit funds and other policy liabilities by $12.0 million at December 31, 2008 and resulted in derivative income of $12.0 million for the year ended December 31, 2008.

In addition, the reinsurance agreement between SLOC and the Company has decreased revenues by $9.7 million and decreased expenses by $11.5 million for the year ended December 31, 2008.

11. RETIREMENT PLANS

Pension Plan

The Company participates in a non-contributory defined benefit pension plan (the “Pension Plan”) that is sponsored by Sun Life U.S., which is directly liable for the related obligations.  Benefits under the Pension Plan are based on years of service and employees’ average compensation.  In 2005, the Board of Directors of Sun Life U.S. approved amendments to the plan to no longer allow new participants from joining the Pension Plan effective January 1, 2006.  The Company is allocated a portion of the Pension Plan’s expenses, or allocated a credit if expected return on plan assets exceeds the Pension Plan’s expenses.  The Company had allocated credits of $0.3 million, $0.2 million and less than $0.1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Savings and Investment Plans

The Company participates in a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) sponsored by Sun Life U.S. for which substantially all employees of at least age 21 are eligible to participate at date of hire.  Employer contributions are matched up to a specified amount of the employee’s contributions to the 401(k) Plan.  The Company’s direct expenses for employer contributions were less than $0.1 million for each of the years ended December 31, 2007 and 2006.  Due to plan amendments, the Company did not have direct expenses for the 401(k) Plan for the year ended December 31, 2008.  However, the Company is allocated a portion of 401(k) Plan expenses incurred by Sun Life U.S.  The allocated expenses were $0.3 million, $0.3 million and $0.1 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Effective January 1, 2006, the Savings and Investment Plan sponsored by Sun Life U.S. also includes a retirement investment account (“RIA”) that qualifies under Section 401(a) of the Internal Revenue Code.  Additional information on the RIA can be found in Note 10 in the 2008 Form 10-K of Sun Life U.S.  The Company is allocated a portion of the RIA expenses incurred by Sun Life U.S.  The allocated expenses were $0.9 million, $0.8 million and $0.3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

Other Post-Retirement Benefit Plans

The Company participates in a plan sponsored by Sun Life U.S. that provides certain health, dental and life insurance benefits (“post-retirement benefits”) for retired employees and dependents.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age, or retire early upon satisfying an alternate age-plus-service condition.  Life insurance benefits are generally set at a fixed amount.  The Company’s direct expenses were less than $0.1 million for each of the years ended December 31, 2007 and 2006.  Due to plan amendments, the Company did not have direct expenses for post-retirement benefits for the year ended December 31, 2008.  The Company is allocated a portion of the post-retirement benefit plan expenses incurred by Sun Life U.S.  The allocated expenses were $0.3 million, $0.2 million and $0.2 million for the years ended December 31, 2008, 2007 and 2006, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

12. FEDERAL INCOME TAXES

The Company accounts for current and deferred income taxes in accordance with SFAS No. 109.  A summary of the components of federal income tax (benefit) expense in the consolidated statements of operations for the years ended December 31 is as follows:

	2008	2007	2006
Income tax (benefit) expense:
Current	$(24,810)	$8,651	$(2,783)
Deferred	(15,318)	290	10,193

Total federal income tax (benefit) expense	$(40,128)	$8,941	$7,410

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%.  The Company’s effective rate differed from the statutory federal income tax rate as follows:

	2008	2007	2006

Expected federal income tax (benefit) expense	$(56,396)	$9,571	$8,275
Prior year adjustments	(155)	(208)	(340)
Separate account dividend received deduction	(563)	(438)	(525)
Valuation allowance – investment losses	5,080	-	-
Goodwill impairment not deductible	11,878	-	-
FIN 48 adjustments/settlements	22	-	-
Other items	6	16	-

Total income tax (benefit) expense	$(40,128)	$8,941	$7,410

The net deferred tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes.  The components of the Company’s net deferred tax asset (liability) as of December 31 were as follows:

	2008	2007

Deferred tax assets:
Actuarial liabilities	$32,631	$31,025
Net operating loss	5,267	-
Investments, net	39,488	1,532
Other	20,567	-
	97,953	32,557
Valuation allowance	(5,080)	-
Total deferred tax assets	92,873	32,557

Deferred tax liabilities:
Deferred policy acquisition costs	(70,246)	(31,110)
Other	-	(2,492)

Total deferred tax liabilities	(70,246)	(33,602)

Net deferred tax asset (liability)	$22,627	$(1,045)

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

12. FEDERAL INCOME TAXES (continued)

The Company’s net deferred tax asset of $22.6 million at December 31, 2008 is comprised of gross deferred tax assets, gross deferred tax liabilities and a valuation allowance.  The gross deferred tax assets are primarily related to realized and unrealized investment security losses, actuarial liabilities (tax reserves), and a current period net operating loss (“NOL”) which, if unutilized, will expire in 2023.

The Company recorded a valuation allowance of $5.1 million in the statement of operations relating to the tax benefits associated with realized investment impairment losses recorded during the third and fourth quarters of 2008.  Management has determined that it is not more likely than not that the losses will be utilized either against prior year capital gains or through the generation of future capital gains within the applicable carryforward period.

The Company believes that it is more likely than not that the deferred tax assets related to the unrealized investment losses will be realized due to the Company’s intent and ability to hold the related investment securities to maturity or recovery of value, whereby the capital loss will not be realized.  Based on the sufficient positive evidence available, specifically existing taxable temporary differences that will reverse in future periods and projected future taxable income, the Company also believes that it is more likely than not that the deferred tax assets for the NOL, tax reserves and other items will be realized.

The Company adopted FIN 48 on January 1, 2007.  FIN 48 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

As a result of the implementation of FIN 48, the Company recognized a decrease of $38 thousand in the liability for UTBs and related net interest, which was accounted for as an increase to its January 1, 2007 balance of retained earnings.  The asset (liability) for UTBs related to permanent and temporary tax adjustments, exclusive of interest, was $2.2 million and $(2.5) million at December 31, 2008 and December 31, 2007, respectively.  Of the $2.2 million, $0.3 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest at December 31, 2008.  In addition, consistent with the provisions of FIN 48, the Company recorded a net reclass of $(2.5) million of income taxes from deferred tax liabilities to accrued expenses and taxes at December 31, 2008.

The net (decrease) increase in the tax liability for UTBs of ($4.7) million and $2.0 million at December 31, 2008 and 2007, respectively, resulted from the following:

	2008	2007
Liability balance at January 1,	$(2,520)	$(554)
Gross increases related to tax positions in prior years	(22)	(2,464)
Gross decreases related to tax positions in prior years	4,791	498
Gross increases related to tax positions in current year	-	-
Settlements	-	-
Close of tax examinations/statutes of limitations	-	-

Asset (liability) balance at December 31,	$2,249	$(2,520)

The Company has elected on a prospective basis, with the adoption of FIN 48, to recognize interest and penalties accrued related to UTBs in interest income or expense, included in other operating expenses.  During the years ended December 31, 2008 and 2007, the Company recognized $0.6 million and $(0.1) million in gross interest income (expense), respectively, related to UTBs.  The Company has not accrued any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

12. FEDERAL INCOME TAXES (continued)

The Company files income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2001.  In August 2006, the IRS issued a Revenue Agent’s Report for 2001 and 2002 tax years, for which the Company participated in a consolidated federal income tax return with Sun Life U.S. and other affiliates.  The Company is currently at the Appeals Division of the IRS ("Appeals") with respect to that two-year audit cycle.  In the first quarter of 2007, the IRS commenced an examination of the Company’s U.S. federal income tax returns for the tax years 2003 and 2004.  In October 2008, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2003 and 2004. The Company filed a protest and expects that it will be assigned to Appeals in 2009.  While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company has adequate accruals as prescribed by FIN 48 and does not believe that any adjustments would be material to its financial position.

The Company will participate in a consolidated federal income tax return with SLC - U.S. Ops Holdings and other affiliates for the year ended December 31, 2008.  The Company filed a stand-alone federal income tax return for the years ended December 31, 2007 and 2006.

The Company makes or receives payments under certain tax sharing agreements with SLC - U.S. Ops Holdings when the Company participates in a consolidated federal income tax return with SLC - U.S. Ops Holdings and other affiliates.  Under these agreements, such payments are determined based on the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC - U.S. Ops Holdings’ consolidated group’s overall taxable position.  The Company made federal tax payments of $20.0 million and $0.1 million for the year ended December 31, 2008 and 2007, respectively.  The Company had no net income tax payments for the year ended December 31, 2006.

 SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

13. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s group life, group disability insurance, group dental and group stop loss products is summarized below:

	2008	2007

Balance at January 1	$74,878	$36,689
Less: reinsurance recoverable	(5,921)	(5,906)
Net balance at January 1	68,957	30,783
Incurred related to:
Current year	79,725	96,377
Prior years	(6,557)	(1,805)
Total incurred	73,168	94,572
Paid losses related to:
Current year	(53,615)	(47,531)
Prior years	(22,541)	(8,867)
Total paid	(76,156)	(56,398)

Balance at December 31	71,316	74,878
Less: reinsurance recoverable	(5,347)	(5,921)
Net balance at December 31	$65,969	$68,957

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are made.

As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expense decreased by $6.6 million and $1.8 million in 2008 and 2007, respectively.  The favorable development experienced in both years was driven by better than expected loss experience in group life, with 2008 also having better than expected loss experience in group disability.

14.  LIABILITIES FOR CONTRACT GUARANTEES

As disclosed in Note 1, the Company records its reserves for GMDBs in accordance with SOP 03-1, whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.  The major provisions of SOP 03-1 that affect the Company require:

•	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
•	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and,
•	Reporting and measuring the Company’s interest in its separate accounts as investments.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract adjusted for any customer withdrawals, (b) total deposits made on the contract adjusted for any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

14.  LIABILITIES FOR CONTRACT GUARANTEES (continued)

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2008:

Benefit Type	Account Balance	Net Amount at Risk (1)	Average Attained Age
Minimum Death	$753,606	$204,393	64.2
Minimum Accumulation or Withdrawal	$344,691	$78,574	62.0

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2007:

Benefit Type	Account Balance	Net Amount at Risk (1)	Average Attained Age
Minimum Death	$1,005,573	$24,860	63.8
Minimum Accumulation or Withdrawal	$395,132	$581	60.7

(1) Net amount at risk represents the difference between the guaranteed benefit and account balance.

The following roll-forward summarizes the reserve for the GMDB for the years ended December 31:

	2008	2007
Balance at January 1	$710	$681
Benefit Ratio Change / Assumption Changes	5,319	183
Incurred guaranteed benefits	631	603
Paid guaranteed benefits	(1,257)	(806)
Interest	217	49

Balance at December 31	$5,620	$710

Because the Company has not issued products that contain a guaranteed minimum income benefit (“GMIB”), there was no requirement for a GMIB reserve as of December 31, 2008.

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

14.  LIABILITIES FOR CONTRACT GUARANTEES (continued)

The liability for guarantees is re-evaluated regularly, and adjustments are made to the liability balance through a charge or credit to policyholder benefits.

GMABs and GMWBs are considered to be derivatives under SFAS No. 133, and are recorded at fair value through earnings.
Prior to the adoption of SFAS No. 157, the fair value of the embedded derivatives was calculated stochastically using risk neutral scenarios over a fifty-year projection.  Policyholder assumptions were based on experience studies and industry standards.  Consistent with the provisions of SFAS No. 157, effective January 1, 2008, the Company began incorporating the following unobservable inputs in its calculation of the embedded derivatives:

Actively-Managed Volatility Adjustments – This component incorporates the basis differential between the observable implied volatilities for each index and the actively-managed funds underlying the variable annuity product.  The adjustment is based on historical actively-managed fund volatilities and historical weighted-average index volatilities.

Credit Standing Adjustment – This component makes an adjustment that market participants would make to reflect the non-performance risk associated with the embedded derivatives.  The adjustment is based on the published credit spread for insurance companies with a rating equal to the rating of the Company.

Behavior Risk Margin – This component adds a margin that market participants would require for the risk that the Company's best estimate policyholder behavior assumptions could differ from actual experience.  This risk margin is determined by taking the difference between the fair value based on adverse policyholder behavior assumptions and the fair value based on best estimate policyholder behavior assumptions, using assumptions the Company believes market participants would use in developing risk margins.

The net balance of GMABs and GMWBs constituted a liability in the amount of $47.7 million and $3.6 million at December 31, 2008 and 2007, respectively.

15. DEFERRED POLICY ACQUISITION COSTS

The changes in DAC for the years ended December 31 were as follow:

	2008	2007

Balance at January 1	$118,126	$85,021
Acquisition costs deferred	27,648	32,796
Amortized to expense during year	87,627	(12,138)
Adjustment for unrealized investment losses
during the year	-	12,447
Balance at December 31	$233,401	$118,126

See Note 1 for information regarding the deferral and amortization methodologies related to DAC.  The Company tests its DAC asset for future recoverability, and has determined that the asset is not impaired at December 31, 2008.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

16. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The changes in combined VOBA and VOCRA for the years ended December 31 were as follows:

	2008	2007

Balance at January 1	$16,071	$-
Amount capitalized resulting from the SLHIC asset transfer	-	23,854
Amortized to expense during year	(5,329)	(7,783)
Balance at December 31	$10,742	$16,071

Additions to VOBA and VOCRA in 2007 were a result of the SLHIC asset transfer, as described in Note 2.  VOBA transferred was $7.6 million and VOCRA transferred was $16.2 million.  Tthe Company tests its VOBA asset for future recoverability, and has determined that the asset is not impaired at December 31, 2008.

17. SEGMENT INFORMATION

The Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing-related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not materially depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management Segment markets, sells and administers fixed and variable annuity products.

Group Protection

The Group Protection Segment markets, sells and administers group life, stop loss, long-term disability and short-term disability, and group dental insurance products.  These products are sold to small and mid-size employers that provide group benefits for their employees.

Individual Protection

The Individual Protection Segment markets, sells and administers universal life insurance, variable universal life insurance and conversions from the Company’s group life product.

Corporate

The Corporate Segment includes the unallocated capital of the Company and items not otherwise attributable to the other segments.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

17. SEGMENT INFORMATION (continued)

The following amounts pertained to the various business segments:

Year ended December 31, 2008

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Total revenues	$(127,969)	$107,231	$(8,172)	$(5,891)	$(34,801)
Total expenditures	23,357	111,815	(5,392)	(3,451)	126,329
Pretax loss	(151,326)	(4,584)	(2,780)	(2,440)	(161,130)

Net loss	$(109,678)	$(2,939)	$(1,806)	$(6,579)	$(121,002)

Total assets	$2,150,234	$164,024	$283,874	$204,575	$2,802,707

Year ended December 31, 2007

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Total revenues	$93,074	$93,253	$15,646	$2,412	$204,385
Total expenditures	80,877	93,232	7,019	(4,091)	177,037
Pretax income	12,197	21	8,627	6,503	27,348

Net income	$8,274	$13	$5,608	$4,512	$18,407

Total assets	$2,308,807	$120,942	$371,845	$68,973	$2,870,567

Year ended December 31, 2006

	Wealth	Group	Individual
	Management	Protection	Protection	Corporate	Totals
Total revenues	$97,296	$39,833	$8,226	$5,334	$150,689
Total expenditures	86,956	35,356	7,662	(2,928)	127,046
Pretax income	10,340	4,477	564	8,262	23,643

Net income	$7,803	$2,910	$366	$5,154	$16,233

Total assets	$2,357,623	$80,969	$123,752	$139,340	$2,701,684

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

18. REGULATORY FINANCIAL INFORMATION

The Company is required to file quarterly and annual statements with the New York State Insurance Department prepared on a statutory accounting basis prescribed or permitted by the State of New York.  For the years ended December 31, 2008, 2007 and 2006, there were no permitted practices followed.  Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

The Company’s statutory capital and surplus, and net (loss) income were as follows:

	Unaudited for the Years ended December 31,
	2008	2007	2006

Statutory capital and surplus	$ 207,348	$ 206,952	$ 132,693
Statutory net loss	(149,475)	(25,380)	(51,183)

19. DIVIDEND RESTRICTIONS

The Company’s ability to pay dividends is subject to certain statutory restrictions.  The State of New York has enacted laws governing the payment of dividends to stockholders by domestic insurers.  New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance where the aggregate amount of such dividends in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  The Company is permitted to pay dividends up to a maximum of $20.7 million in 2009 without prior approval from the New York Superintendent of Insurance.  No dividends were paid by the Company during 2008, 2007 or 2006.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

20. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

The components of accumulated other comprehensive (loss) income as of December 31, were as follows :

	2008	2007	2006
Unrealized (losses) gains on available-for-sale securities	$(30,782)	$(29,880)	$2,976
Changes in reserves due to unrealized losses on available-for-sale securities	-	(592)	(452)
Changes in DAC due to unrealized gains (losses) on available-for-sale securities	-	11,780	(537)
Tax effect and other	10,774	6,768	(555)

Accumulated other comprehensive (loss) income	$(20,008)	$(11,924)	$1,432

21. COMMITMENTS AND CONTINGENCIES

Regulation and Regulatory Developments

Under the insurance guaranty fund laws of New York, insurers licensed to do business in the State of New York can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  The insurance guaranty laws of New York provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  The years ended December 31, 2008 and 2007 reflect benefits of $0.7 million and $0.4 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial position, results of operations or cash flows of the Company.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(A Wholly-Owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the years ended December 31, 2008, 2007 and 2006

21. COMMITMENTS AND CONTINGENCIES (continued)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements.  The Company also has agreed to indemnify its directors and certain of its officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable.  Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to five years.  As of December 31, 2008, minimum future lease payments under such leases were as follows:

2009	$ 297
2010	49
Total	$ 346

Total rental expense for the years ended December 31, 2008, 2007 and 2006 was $1.7 million, $1.5 million and $0.8 million, respectively.